                                                                    Exhibit 99.1

================================================================================

                               [LOGO] CORNERSTONE
                                           PROPERTIES

                                 Second Quarter

                                      1999

                              Supplemental Package

This Supplemental Package contains forward-looking statements within the meaning of the Federal securities laws. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy, that could cause the actual results, performance or achievements of Cornerstone to differ materially from those reflected in such forward-looking statements. Information contained in this Supplemental Package regarding current and future market conditions is based on Cornerstone's assessment of real estate markets as of this date and is subject to the uncertainties inherent in such an assessment. In particular, but not exclusively, national and regional economic conditions, the rate of new construction, and demand and supply in a given market will affect leasing activity, projected rents and the cost of lease renewals.


                                                           August 2, 1999

================================================================================

                           Cornerstone Properties Inc.

             Supplemental Information to Quarterly Earnings Release

1)    Second Quarter 1999
      o     Balance Sheet
      o     Income Statement

2)    Press Release

3)    Quarterly Fact Sheet

4)    FFO Calculation

5)    Table of Properties and Property Development

6)    Top Ten Tenants Schedule

7)    Historical Occupancy Schedule

8)    Net Rent and Net Effective Rent Schedule

9)    Lease Expiration Schedule

10)   Tenant Retention Schedule

11)   Leasing Costs and Capital Expenditures

12)   Debt Schedule

13)   Equity Schedule

14)   Minority Sharing in Cash Flows and Residual Proceeds

                           Cornerstone Properties Inc.

                           Supplemental Information to

                           Quarterly Earnings Release

                                  Balance Sheet
                                Income Statement

                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                          (Dollar amounts in thousands)

                                                                             June 30,      December 31,
                                                                               1999           1998
                                                                            -----------    ------------
                                                                            (Unaudited)
ASSETS
Developments in progress:
       Land                                                                 $    10,456    $        --
       Development costs                                                          6,725             --
Rental Property, at cost:
       Land                                                                     661,579        729,323
       Buildings, leasehold interests and improvements                        3,128,466      3,466,288
       Deferred lease costs                                                     141,918        144,838
                                                                            -----------    -----------
                                                                              3,949,144      4,340,449
       Less: Accumulated depreciation and amortization                          255,217        288,448
                                                                            -----------    -----------
          Total Rental Property                                               3,693,927      4,052,001

Assets held for sale                                                            350,016             --
Cash and cash equivalents                                                        32,756         61,869
Restricted cash                                                                   9,738          9,114
Investment in joint ventures                                                     31,878         31,500
Other deferred costs, net of accumulated amortization of $3,694 and $932         43,631         45,572
Deferred tenant receivables                                                      65,292         53,802
Tenant and other receivables, net                                                12,497         10,557
Other assets                                                                     23,389         17,569
                                                                            -----------    -----------
Total Assets                                                                $ 4,263,124    $ 4,281,984
                                                                            ===========    ===========

LIABILITIES
Long-term debt, inclusive of $21,078 and $25,031 of unamortized premium     $ 1,519,093    $ 1,532,474
Credit facility                                                                 467,500        465,000
Accrued interest                                                                 11,085         10,933
Accrued real estate taxes                                                        22,636         16,395
Accounts payable and accrued expenses                                            38,854         51,454
Distributions payable                                                                --         38,163
Unearned revenue and other liabilities                                           34,112         23,890
                                                                            -----------    -----------
Total Liabilities                                                             2,093,280      2,138,309
                                                                            -----------    -----------

MINORITY INTEREST
Minority interest in operating partnership                                      282,888        283,388
Minority interest in joint ventures                                              25,924         23,420
                                                                            -----------    -----------
Total Minority Interest                                                         308,812        306,808
                                                                            -----------    -----------

Commitments and contingencies

Redeemable preferred stock; 344,828 shares authorized;
   0 shares issued and outstanding                                                   --             --

STOCKHOLDERS' EQUITY
7% Cumulative convertible preferred stock, $16.50 stated value;
   65,000,000 shares authorized; 3,030,303 shares issued and outstanding         50,000         50,000
Common stock, no par value; 250,000,000 shares authorized;
   128,414,387 shares issued and outstanding                                         --             --
Paid-in capital                                                               1,793,177      1,788,567
Retained earnings                                                                16,309             --
Accumulated other comprehensive income                                            4,267             --
Deferred compensation                                                            (2,721)        (1,700)
                                                                            -----------    -----------
Total Stockholders' Equity                                                    1,861,032      1,836,867
                                                                            -----------    -----------
Total Liabilities and Stockholders' Equity                                  $ 4,263,124    $ 4,281,984
                                                                            ===========    ===========

                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
        FOR THE THREE MONTHS AND SIX MONTHS ENDED JUNE 30, 1999 AND 1998
            (Dollar amounts in thousands, except per share amounts)
                                   (Unaudited)

                                                             Three Months   Three Months    Six Months   Six Months
                                                                Ended          Ended          Ended        Ended
                                                               June 30,       June 30,       June 30,     June 30,
                                                                1999           1998            1999         1998
                                                             ------------   ------------    ----------   ----------
Revenues
  Office and parking rentals                                  $ 152,174      $  81,357      $ 301,650    $ 156,540
  Earnings (loss) in joint ventures                                  77         (1,763)           382       (2,688)
  Interest and other income                                       1,378          6,896          3,362       14,194
                                                              ---------      ---------      ---------    ---------
      Total Revenues                                            153,629         86,490        305,394      168,046
                                                              ---------      ---------      ---------    ---------

Expenses
  Building operating expenses                                    32,521         16,962         63,598       34,051
  Real estate taxes                                              18,154         11,689         37,678       22,866
  Interest expense                                               34,715         15,752         69,073       31,667
  Depreciation and amortization                                  23,808         16,214         48,893       26,859
  General and administrative                                      6,435          2,958         12,571        5,544
                                                              ---------      ---------      ---------    ---------
      Total Expenses                                            115,633         63,575        231,813      120,987
                                                              ---------      ---------      ---------    ---------
                                                                 37,996         22,915         73,581       47,059
                                                              ---------      ---------      ---------    ---------
Other expenses
  Carrying value in excess of market value of assets
      held for sale                                              (3,753)            --         (3,753)          --
  Loss on sale of real estate assets                                 --         (1,985)            --       (2,197)
                                                              ---------      ---------      ---------    ---------
      Total Other expenses                                       (3,753)        (1,985)        (3,753)      (2,197)
                                                              ---------      ---------      ---------    ---------

Minority interest
  Minority interest in operating partnership                     (3,864)          (510)        (8,337)        (646)
  Minority interest in joint ventures                            (1,284)        (1,168)        (2,734)      (2,210)
                                                              ---------      ---------      ---------    ---------
      Total Minority interest                                    (5,148)        (1,678)       (11,071)      (2,856)
                                                              ---------      ---------      ---------    ---------

Income before cumulative effect of a change in                ---------      ---------      ---------    ---------
  accounting principle and extraordinary loss                    29,095         19,252         58,757       42,006
                                                              ---------      ---------      ---------    ---------

Cumulative effect of a change in accounting principle                --             --           (630)          --
Extraordinary loss                                               (3,355)            --         (3,355)          --
                                                              ---------      ---------      ---------    ---------

Net income                                                    $  25,740      $  19,252      $  54,772    $  42,006
                                                              =========      =========      =========    =========

Income applicable to preferred stock                          $    (875)     $    (875)     $  (1,750)   $  (1,750)
                                                              ---------      ---------      ---------    ---------

Income applicable to common stock                             $  24,865      $  18,377      $  53,022    $  40,256
                                                              =========      =========      =========    =========

Income before cumulative effect of a change in accounting
  principle and extraordinary loss per common share           $    0.21      $    0.18      $    0.44    $    0.42
                                                              =========      =========      =========    =========

Cumulative effect of a change in accounting principle
  and extraordinary loss per common share                     $   (0.02)     $      --      $   (0.03)   $      --
                                                              =========      =========      =========    =========

Basic income per common share                                 $    0.19      $    0.18      $    0.41    $    0.42
                                                              =========      =========      =========    =========

Diluted income per common share                               $    0.19      $    0.18      $    0.41    $    0.42
                                                              =========      =========      =========    =========

                           Cornerstone Properties Inc.

                           Supplemental Information to

                           Quarterly Earnings Release

                                  Press Release

FOR IMMEDIATE RELEASE

August 2, 1999

FOR ADDITIONAL INFORMATION, CONTACT:
Kevin P. Mahoney                         Jennifer R. Wall
Chief Financial Officer                  Investor Relations
(212) 605-7142                           (212) 605-7136

                           CORNERSTONE PROPERTIES INC.
              ANNOUNCES 1999 SECOND QUARTER AND FIRST HALF RESULTS

Second Quarter/First Half 1999 Highlights

o FFO per diluted share for the 1999 second quarter increased more than 7.9% over the 1998 period.

o First half property net operating income rose 88% over the same period in 1998.

o Year-to-date same store net operating income up 4.32% over the same period in 1998.

o     Occupancy increases 40 basis points to 96.8%.

NEW YORK, NEW YORK, August 2, 1999 -- Cornerstone Properties Inc. (NYSE: CPP), a real estate investment trust, announced today results for its second quarter and first six months ended June 30, 1999. In the second quarter, funds from operations (FFO) allocated to shareholders (adjusted for convertible debt) amounted to $60,382,000, or $0.40 per diluted share calculated on 152,699,000 average diluted total shares outstanding, compared to $39,308,000, or $0.37 per diluted share on 107,228,000 average diluted total shares outstanding for the three months ended June 30, 1998. The increase in FFO per diluted share was due to internal growth and the accretive impact of the Company's acquisitions over the past twelve months. As defined by NAREIT, funds from operations is net income excluding expenses from debt restructuring, gains (or losses) on sale of property, plus depreciation and amortization.

For the six month period ending June 30, 1999, funds from operations (adjusted for convertible debt) allocated to shareholders amounted to $119,745,000, or $0.78 per diluted share calculated on 152,660,000 average diluted total shares outstanding, compared to $74,024,000, or $0.72 per diluted share on 102,458,000 average diluted total shares outstanding for the six months ended June 30, 1998. The increase in FFO per diluted share for the first half was due to internal growth and the accretive impact of the Company's acquisitions over the past twelve months.

Net operating income before depreciation from Cornerstone Properties' real estate assets increased 88.4% to $203,606,000 for the six months ended June 30, 1999, from $108,091,000 in the comparable period in 1998. This increase is mainly due to the acquisition of the Wilson portfolio in December 1998.

Basic and diluted income per share grew to $0.19 for the three month period ended June 30, 1999 from $0.18 (basic and diluted) for the same period in 1998. Basic and diluted income for the six months ended June 30, 1999 was $0.41 per share as compared to $0.42 in the same period in 1998.

John S. Moody, President and CEO of Cornerstone, commented, "We continue to produce strong earnings that exceed expectations. These results are attributable to the continued strength of our core markets, strong leasing and integration that is ahead of schedule. We believe our FFO growth of close to 8% is especially compelling considering our current dividend yield is at the high end within our peer group. We believe that over time, due to the quality of our assets and our conservative lease rollover schedule, our investors will enjoy `total returns' among the highest in the industry on a risk adjusted basis."

"Same Store" Revenue Growth Continues

The Company achieved year-to-date "same store" net operating income growth of 4.32% at the 18 properties owned over the same period. This increase is due to a 3.83% increase in revenues while expenses increased only 2.94% -- a reflection of increased rents in the Company's supply-constrained core markets and lower costs as property management is internalized. Cash basis year-to-date same store net operating income (not including the effects of straight-line rents) has increased 5.48%.

Property Management Internalization Continues

The Company continues its plans to internalize property management. In June, the Company assumed management control at One Lincoln Centre in Suburban Chicago. As of August 1, the Company internalized management for its two New York City assets, Tower 56 and 527 Madison, as well as Corporate 500 Centre in Deerfield, Illinois.

Stephen J. Pilch, Cornerstone Senior Vice President, Director of Management and Leasing, commented, "In the first six months since merging with William Wilson & Associates, we've made strong headway in assuming greater management control of our core assets in Chicago, New York and Boston. To date we've internalized approximately 3 million square feet of Class A property - a figure that exceeds our mid-year targets. We are on-track to complete the process in several other markets by mid-2000 and look forward to receiving the benefits derived from developing a closer relationship with our clients."

Occupancy trends up to 96.8%

During the second quarter of 1999, the Company leased approximately one million square feet, increasing occupancy from 96.4% to 96.8% (96.3% to 96.7% when adjusted for minority interest). Major transactions include approximately 240,000 square feet in Suburban Chicago, over 75,000 square feet at 201 California in San Francisco and over 66,000 square feet at Seaport Centre in Redwood City, California, which brings this property up to 100% occupancy.

Prudential/Northwestern Mutual Financing

On June 23, 1999, the Company closed a $180,000,000 multi-asset 10 year mortgage financing with Prudential and Northwestern Mutual at a rate of 7.26%.

Quarterly Dividend Declared

The Board of Directors declared a regular quarterly dividend of $0.30 per common share payable on August 31, 1999 for common stockholders of record as of July 30, 1999.

Supplemental Earnings Release is now available at www.cstoneprop.com

The Second Quarter 1999 Supplemental Earnings Release is available in PDF-format at www.cstoneprop.com (on the Home Page and under Investor Relations).

Cornerstone Properties Inc. is a self-administered equity real estate investment trust (REIT) investing in Class A office properties in prime locations in major suburban markets and prime central business districts. The Company, through its subsidiaries, currently owns interests in 96 Class A office properties throughout the United States totaling approximately 21 million square feet. Headquartered in New York City, Cornerstone's stock is traded on the New York Stock Exchange under the ticker symbol CPP.

This press release contains forward-looking statements within the meaning of the Federal securities laws. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy, that could cause the actual results, performance or achievements of Cornerstone to differ materially from those reflected in such forward-looking statements. Information contained in this press release regarding current and future market conditions is based on Cornerstone's assessment of real estate markets as of this date and is subject to the uncertainties inherent in such an assessment. In particular, but not exclusively, national and regional economic conditions, the rate of new construction, and demand and supply in a given market will affect leasing activity, projected rents and the cost of lease renewals.

                                [Table to Follow]

                                      # # #

For more information on Cornerstone Properties visit Cornerstone Properties' Web site at http://www.cstoneprop.com

                           Cornerstone Properties Inc.
                              Funds From Operations
                                  June 30, 1999

                                                           ------------------------------------------------------------------
                                                           3 Months Ended   3 Months Ended   6 Months Ended    6 Months Ended
                                                            June 30, 1999    June 30, 1998    June 30, 1999     June 30, 1998
                                                           ------------------------------------------------------------------
                                                                        (in thousands, except per share amounts)
Rental Income(1)                                              $ 155,329        $  88,744        $ 307,449        $ 169,095
Building Operating Expenses(1)                                   52,120           31,178          103,843           61,004
                                                           ------------------------------------------------------------------
Building Net Operating Income                                   103,209           57,566          203,606          108,091
                                                           ------------------------------------------------------------------
Corporate General and Administrative(1)(2)                       (8,343)          (2,958)         (15,735)          (5,544)
Interest and Other Income(1)                                      3,176            1,584            6,895            5,212
                                                           ------------------------------------------------------------------
EBITDA                                                           98,042           56,192          194,766          107,759
                                                           ------------------------------------------------------------------
Interest Expense(1)                                             (35,316)         (15,752)         (70,279)         (31,667)
Minority Adjustments(1)                                          (2,520)          (1,709)          (5,118)          (3,218)
Rent Notes                                                           --              378               --              746
                                                           ------------------------------------------------------------------
Funds From Operations                                            60,206           39,109          119,369           73,620
Interest on Convertible Debt                                        176              199              376              404
                                                           ------------------------------------------------------------------
Funds From Operations (Adjusted for convertible debt)         $  60,382        $  39,308        $ 119,745        $  74,024
                                                           ------------------------------------------------------------------
Weighted Average Diluted Shares/Units                           152,699          107,228          152,660          102,458
FFO Per Share/Unit (Diluted)                                  $    0.40        $    0.37        $    0.78        $    0.72
Less: Capital Expenditures Per Share/Unit                          0.04             0.02             0.07        $    0.04
                                                           ------------------------------------------------------------------
AFFO Per Share/Unit                                           $    0.36        $    0.35        $    0.71        $    0.69
                                                           ------------------------------------------------------------------
Funds From Operations                                         $  60,206        $  39,109        $ 119,369        $  73,620
Less: Preferred Dividends                                          (875)            (875)          (1,750)          (1,750)
Less: Recurring Lease Costs and Capital Expenditures(3)          (5,748)          (1,743)         (11,210)          (3,628)
Less: Straight Line Rents Adjusted For Minority Interest         (6,602)          (3,763)         (13,472)          (6,909)
                                                           ------------------------------------------------------------------
Funds Available for Distribution                              $  46,981        $  32,728        $  92,937        $  61,333
                                                           ------------------------------------------------------------------
Weighted Average Common Shares and Units Outstanding            148,594          102,963          148,594           98,192
Funds Available for Distribution Per Share/Unit               $    0.32        $    0.32        $    0.63        $    0.62
Distribution Per Share/Unit                                   $    0.30        $    0.30        $    0.60        $    0.60

(1) For the three months ended June 30, 1999 rental income has been increased by $3,155,000, building operating expenses have been increased by $1,444,000, corporate general and administrative expense has been increased by $1,908,000, interest and other income has been increased by $1,798,000, interest expense has been increased by $602,000 and minority adjustments have been increased $548,000 in order to show Cornerstone's equity investments had they been consolidated. For the three months ended June 30, 1998 rental income has been increased by $7,386,000, building operating expenses have been increased by $2,526,000 and interest and other income has been reduced by $5,312,000 in order to show Cornerstone's equity investments had they been consolidated.

      For the six months ended June 30, 1999 rental income has been increased by $5,799,000, building operating expenses have been increased by $2,566,000, corporate general and administrative expense has been increased by $3,411,000, interest and other income has been increased by $3,533,000, interest expense has been increased by $1,206,000 and minority adjustments have been increased $1,019,000 in order to show Cornerstone's equity investments had they been consolidated. For the six months ended June 30, 1998 rental income has been increased by $12,555,000, building operating expenses have been increased by $4,087,000 and interest and other income has been reduced by $8,982,000 in order to show Cornerstone's equity investments had they been consolidated.

(2) Non-recurring merger severance costs of $247,000 have been deducted from general and administrative expenses.

(3) Based on a five year 1995-1999 average of recurring (non revenue generating) tenant leasing costs of $8.97 per square foot leased times the five year (1999-2003) average quarterly lease expiration (adjusted for minority interest) of 561,896 square feet or $5,040,207, plus a capital expenditure reserve (adjusted for minority interest) of $0.14 per square foot ($707,818).

Year to date the Company has incurred $12,244,557 in recurring tenant costs (adjusted for minority interest) in leasing 1,246,040 square feet or a cost of $9.83 per square foot. Year to date the Company has incurred $1,916,659 in recurring capital costs (adjusted for minority interest) or $0.19 per square foot on an annualized basis.

                           Cornerstone Properties Inc.

                           Supplemental Information to

                           Quarterly Earnings Release

                                   Fact Sheet

--------------------------------------------------------------------------------

                           Cornerstone Properties Inc.
                              Quarterly Fact Sheet

------------------------------------------------------------------------------------------------------------------------------

I.     1999 2nd Quarter Results                                          Quarter to Date                  Year to Date
       Operations                                                     1999            1998            1999            1998
       --------------------------------------------------------   ----------------------------    ----------------------------
       FFO Per Share                                              $      0.40     $      0.37     $      0.78     $      0.72
       AFFO Per Share                                             $      0.36     $      0.35     $      0.71     $      0.69
       FAD Per Share                                              $      0.32     $      0.32     $      0.63     $      0.62
       FFO Payout Ratio                                                    75%             82%             77%             83%
       AFFO Payout Ratio                                                   83%             86%             85%             86%
       FAD Payout Ratio                                                    94%             94%             95%             96%
       Same Store NOI Growth                                             2.98%             NA            4.32%           1.90%
       Cash Same Store NOI Growth (adjusted for S/L rents)               4.37%             NA            5.48%             NA
       EBITDA Interest Coverage                                          2.78            3.52            2.77            3.35
       Fixed Charge Coverage                                             2.68            3.33            2.68            3.18

       Leasing Costs and Capital
(1)    Recurring Leasing Costs Per Square Foot Leased             $     10.78     $      4.20     $      9.83     $      5.50
(1)    Non-Recurring Leasing Costs Per Square Foot Leased         $     18.95     $     40.27     $     20.71     $     24.48
(1)(2) Recurring Capital Expenditures Per Square Foot             $      0.20     $      0.14     $      0.19     $      0.10
(1)(2) Non-Recurring Capital Expenditures Per Square Foot         $      0.17     $      0.05     $      0.12     $      0.05

       Straight Line Rents and Revenues
       Expiring Rents                                             $     26.53              NA     $     25.47              NA
       Rents on New leases                                        $     33.61              NA     $     31.94              NA
                                                                  -----------                     -----------
       Percentage Increase                                                 27%             NA              25%             NA

       Straight Line Rents                                        $ 6,602,000     $ 3,763,000     $13,472,000     $ 6,909,000

       Capitalized Interest                                       $   376,000              NA     $   687,000              NA

       Parking Revenues (included in Office and Parking)          $ 7,042,906     $ 5,116,162     $14,050,093     $ 9,975,684
       Parking Expense (included in Building Operating Expense)   $ 1,116,499     $   727,070     $ 1,814,840     $ 1,366,000
                                                                  ---------------------------     ---------------------------
       Net Parking Income                                         $ 5,926,407     $ 4,389,092     $12,235,253     $ 8,609,684

(1) Leasing and capital expenditures for 1998 have been restated to reflect the sale of The Frick Building in April of 1998

(2)    Capital expenditures per square foot are reported on an annualized basis

--------------------------------------------------------------------------------

II.    Common Dividends                               Record Date   Payment Date
                                                      --------------------------

       3rd Quarter 1999                                 07/30/99      08/31/99
       4th Quarter 1999                                 10/29/99      11/30/99
       1st Quarter 2000                                 01/31/00      02/29/00
       2nd Quarter 2000                                 04/29/00      05/31/00

III.   Earnings Release/ Quarterly Conference Call           Release Date
                                                      --------------------------

       3rd Quarter 1999                                        11/02/99
       4th Quarter 1999                                        02/24/00
       1st Quarter 2000                                        05/02/00
       2nd Quarter 2000                                        08/01/00

--------------------------------------------------------------------------------

                           Cornerstone Properties Inc.

                           Supplemental Information to

                           Quarterly Earnings Release

                                 FFO Calculation

                           Cornerstone Properties Inc.
                              Funds From Operations
                             June 30, 1999 and 1998

                                                  ---------------------------------------------------
                                                  Three Months  Three Months  Six Months   Six Months
                                                     Ended         Ended        Ended        Ended
                                                    June 30,      June 30,     June 30,     June 30,
                                                      1999          1998         1999         1998
                                                  ---------------------------------------------------
                                                         (in thousands, except per share amounts)
Net Income                                          $  25,740    $  19,252    $  54,772    $  42,006

NAREIT Adjustments:
       Depreciation and Amortization(1)                23,808       16,214       48,893       26,859
       Minority Adjustments                              (688)        (541)      (1,365)      (1,008)
       Unconsolidated Depreciation(2)                     374        1,311          747        2,174
       Cumulative Effect of a Change in
         Accounting Principle                              --           --          630           --
       Impairment Costs                                 3,753           --        3,753           --
       Loss on Sale of Assets                              --        1,985           --        2,197
       Extraordinary Losses                             3,355           --        3,355           --

Other Adjustments:
       Amortization on Rent Notes                          --          378           --          746
       Severance Payments                                  --           --          247           --
       Minority Interest Allocated to Unitholders       3,864          510        8,337          646

                                                  ---------------------------------------------------
Funds From Operations                               $  60,206    $  39,109    $ 119,369    $  73,620

Interest Expense On Convertible Note                      176          199          376          404

                                                  ---------------------------------------------------
Funds From Operations                               $  60,382    $  39,308    $ 119,745    $  74,024
                                                  ===================================================

Weighted Average Diluted Shares/Units Outstanding     152,699      107,228      152,660      102,458

FFO Per Share/Unit                                  $    0.40    $    0.37    $    0.78    $    0.72
                                                  ===================================================

(1) For the three months ended June 30, 1999, the depreciation and amortization adjustment includes $971,000 of amortization relating to the intangible management and development company assets that were acquired as part of the Wilson Acquisition.

      For the six months ended June 30, 1999, the depreciation and amortization adjustment includes $1,974,000 of amortization relating to the intangible management and development company assets that were acquired as part of the Wilson Acquisition.

(2) For the three months ended June 30, 1999, the unconsolidated depreciation adjustment includes $169,000 of amortization relating to the intangible management and development company assets that were acquired as part of the Wilson Acquisition.

      For the six months ended June 30, 1999, the unconsolidated depreciation adjustment includes $338,000 of amortization relating to the intangible management and development company assets that were acquired as part of the Wilson Acquisition.

                           Cornerstone Properties Inc.

                           Supplemental Information to

                           Quarterly Earnings Release

                               Table of Properties

                              Property Development

--------------------------------------------------------------------------------
                           Cornerstone Properties Inc.
                               Table of Properties
                               As of June 30, 1999

-----------------------------------------------------------------------------------------------------------------------------------

                               Remaining
     Region                    Property                   Total Rentable  Cornerstone       Year       Current   Total   Avg Term
      Name                       Name                       Square Feet   Interest (1)  Constructed   Occupancy  Leases  (in Years)
------------------------------------------------------------------------------------------------------------------------------
Boston, Massachusetts
               (2) Sixty State Street                         823,014        100.0%         1979        100.0%     33        8.3
                   500 Boylston Street                        714,513         91.5%         1988        100.0%     16        5.6
                   222 Berkeley Street                        530,884         91.5%         1991        100.0%     28        6.0
                   125 Summer Street                          463,691        100.0%         1989         94.0%     23        3.6
               (3) One Memorial Drive                         352,764        100.0%         1985         99.8%     12        5.4
                                                          -----------                                   ------------------------
                   Region Total                             2,884,866                                    99.0%    112        6.1

San Mateo County, California
               (4) Bayhill  (4 buildings)                     514,704        100.0%      1982 - 1987     84.2%     37        4.1
               (4) Peninsula Office Park (7 buildings)        492,044        100.0%      1971 - 1998     97.7%     36        5.7
               (4) Seaport Centre                             463,418        100.0%         1988        100.0%     15        6.6
               (4) Bay Park Plaza (2 buildings)               257,058        100.0%      1985 - 1998    100.0%     13        5.7
               (4) One Bay Plaza                              176,533        100.0%         1979         89.7%     45        2.7
               (4) Belmont Shores                             141,643        100.0%         1983         96.5%     13        3.5
               (4) 1300 South El Camino                        84,441        100.0%         1986         97.8%     10        3.5
               (4) 66 Bovet                                    43,968        100.0%         1968         97.3%     17        2.2
                                                          -----------                                   ------------------------
                   Region Total                             2,173,809                                    94.5%    186        5.1

East Bay, California
               (4) Corporate Centre (2 buildings)             329,357        100.0%      1985 - 1987     97.4%     57        3.3
               (4) ADP Plaza (2 buildings)                    299,627        100.0%      1987 - 1989     99.0%     27        3.0
               (4) PeopleSoft                                 277,502        100.0%         1984        100.0%      6        7.5
               (4) Norris Tech (3 buildings)                  260,513        100.0%      1984 - 1990     96.9%      7        5.5
               (4) Golden Bear Center                         160,587        100.0%         1986         99.6%     20        4.3
               (4) 2700 Ygnacio Valley Road                   103,214        100.0%         1984         96.3%     25        2.6
               (4) Park Plaza                                  87,040        100.0%         1986        100.0%      9        4.6
               (4) 1600 South Main                             83,277        100.0%         1983        100.0%     18        2.5
               (4) Foothill Corporate Center                   70,355        100.0%         1982         96.7%     21        1.4
                                                          -----------                                   ------------------------
                   Region Total                             1,671,472                                    98.4%    190        4.3

Atlanta, Georgia
               (5) 191 Peachtree Street                     1,215,288         80.0%         1991         97.3%     33        7.0
                   200 Galleria                               432,698        100.0%         1985         95.0%     56        2.9
                                                          -----------                                   ------------------------
                   Region Total                             1,647,986                                    96.7%     89        6.0

Seattle, Washington
               (6) Washington Mutual Tower (3 buildings)    1,154,560         50.0%         1988         99.3%     91        6.4
               (4) 110 Atrium Place                           215,172        100.0%         1981        100.0%     30        3.6
               (4) Island Corporate Center                    100,075        100.0%         1987         89.4%     19        3.2
                                                          -----------                                   ------------------------
                   Region Total                             1,469,807                                    98.7%    140        5.8

Santa Clara County, California
            (4)(7) Pruneyard Office (3 buildings)             354,360        100.0%      1971 - 1999     98.3%     78        5.1
               (4) 10 Almaden                                 293,526        100.0%         1989        100.0%     23        7.4
               (4) Pruneyard Shopping Center                  252,210        100.0%         1970s        89.1%     50        7.1
               (4) Embarcadero Place (4 buildings)            192,081        100.0%         1984        100.0%      8        3.6
            (4)(8) Pruneyard Inn                               94,500        100.0%         1989                   na         na
               (4) First American Plaza                        82,596        100.0%         1971         95.6%     19        3.7
               (4) 490 California                              24,539        100.0%         1985        100.0%      3        1.3
                                                          -----------                                   ------------------------
                   Region Total                             1,293,812                                    96.9%    181        5.7

Denver, Colorado
                   One Norwest Center                       1,187,852        100.0%         1983         97.2%     52        7.2
                                                          -----------                                   ------------------------
                   Region Total                             1,187,852                                    97.2%     52        7.2

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Cornerstone Properties Inc.
                               Table of Properties
                               As of June 30, 1999

-----------------------------------------------------------------------------------------------------------------------------------

                               Remaining
     Region                    Property                   Total Rentable  Cornerstone       Year       Current   Total   Avg Term
      Name                       Name                       Square Feet   Interest (1)  Constructed   Occupancy  Leases  (in Years)
------------------------------------------------------------------------------------------------------------------------------
San Francisco, California
               (4) 120 Montgomery                             418,751         66.7%         1955         96.1%     95        3.4
               (4) One Post                                   388,055         50.0%         1969         99.9%     34        6.4
               (9) 201 California                             240,230        100.0%         1980        100.0%     10        3.5
               (4) 188 Embarcadero                             85,183        100.0%         1985         98.9%     12        3.6
                                                          -----------                                   ------------------------
                   Region Total                             1,132,219                                    98.4%    151        4.5

Minneapolis, Minnesota
              (10) Norwest Center                           1,117,439         50.0%         1988         99.7%     30       10.5
                                                          -----------                                   ------------------------
                   Region Total                             1,117,439                                    99.7%     30       10.5

Washington, D.C. / Alexandria, Virginia
              (11) Market Square (2 buildings)                688,709         70.0%         1990         98.7%     56        7.3
                   99 Canal Center                            137,945        100.0%         1986         97.6%     18        4.3
                   TransPotomac Plaza                          96,278        100.0%         1983         91.8%     11        6.5
                   11 Canal Center                             70,365        100.0%         1986         95.5%      7        6.9
                                                          -----------                                   ------------------------
                   Region Total                               993,297                                    97.7%     92        6.8

Suburban Chicago, Illinois
              (12) Corporate 500 Centre (4 buildings)         679,039        100.0%       1986/1990      97.8%     42        5.8
                   One Lincoln Centre                         297,040        100.0%         1986         92.1%     43        3.6
                                                          -----------                                   ------------------------
                   Region Total                               976,079                                    96.1%     85        5.2

Santa Monica/West Los Angeles, California
               (4) West Wilshire (2 buildings)                235,787        100.0%      1960 - 1976     93.9%     51        3.7
               (9) Wilshire Palisades                         186,714        100.0%         1981         99.5%     14        3.9
           (4)(13) Janss Court                                125,709        100.0%         1989        100.0%     21        7.0
               (4) Searise Office Tower                       122,292        100.0%         1975         96.7%     25        5.0
               (4) Commerce Park                               94,367        100.0%         1977         78.4%     10        5.0
               (4) 429 Santa Monica                            82,284        100.0%         1982         67.3%     27        2.0
                                                          -----------                                   ------------------------
                  Region Total                               847,153                                     92.1%    148        4.5

Orange County, California
               (4) Bixby Ranch                                277,289        100.0%         1987         98.1%     48        2.9
               (4) 18301 Von Karman                           219,508        100.0%         1991         88.7%     33        4.2
               (4) 2677 North Main                            213,318        100.0%         1987         90.5%     22        3.0
                                                          -----------                                   ------------------------
                   Region Total                               710,115                                    92.9%    103        3.3

Charlotte, North Carolina
                   Charlotte Plaza                            612,728        100.0%         1982         99.2%     47        5.7
                                                          -----------                                   ------------------------
                   Region Total                               612,728                                    99.2%     47        5.7

Arizona
               (4) Gateway (2 buildings)                      212,222        100.0%      1984 - 1985     97.3%     34        3.1
               (4) Biltmore Lakes                             207,434        100.0%         1982         98.4%     45        2.9
               (4) Scottsdale Centre                          166,382        100.0%         1985         91.0%     45        2.9
                                                          -----------                                   ------------------------
                   Region Total                               586,038                                    95.9%    124        3.0

San Diego, California
               (4) Centerside II                              287,029        100.0%         1987         87.5%     40        3.5
               (4) Crossroads                                 133,553        100.0%         1983        100.0%     11        4.1
                                                          -----------                                   ------------------------
                   Region Total                               420,582                                    91.5%     51        3.7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Cornerstone Properties Inc.
                               Table of Properties
                               As of June 30, 1999

-----------------------------------------------------------------------------------------------------------------------------------

                               Remaining
     Region                    Property                   Total Rentable  Cornerstone       Year       Current   Total   Avg Term
      Name                       Name                       Square Feet   Interest (1)  Constructed   Occupancy  Leases  (in Years)
------------------------------------------------------------------------------------------------------------------------------
Los Angeles, California
               (4) 700 North Brand                            202,531        100.0%         1981         94.1%     18        4.4
               (4) Tri-Center Plaza                           141,732        100.0%         1990         98.6%     12        4.1
               (4) Warner Park Center                          57,366        100.0%         1986        100.0%      8        1.5
                                                          -----------                                   ------------------------
                   Region Total                               401,629                                    96.5%     38        3.8

New York City, New York
                   527 Madison Avenue                         215,332        100.0%         1986         99.5%     21        4.6
                   Tower 56                                   163,633        100.0%         1983        100.0%     43        2.6
                                                          -----------                                   ------------------------
                   Region Total                               378,965                                    99.7%     64        3.7

Conejo Valley (Ventura), California
               (4) Westlake Spectrum (2 buildings)            118,990        100.0%         1990         87.5%     10        2.4
               (4) Agoura Hills                               115,265        100.0%         1987         89.7%      9        2.8
                                                          -----------                                   ------------------------
                   Region Total                               234,255                                    88.6%     19        2.7

Other Regions
               (4) U.S. West (Murray, Utah)                   136,608        100.0%         1985         77.6%     15        3.3
               (4) Exposition Centre (Sacramento, CA)          72,971        100.0%         1984         70.3%     14        3.1
                                                          -----------                                   ------------------------
                   Region Total                               209,579                                    75.1%     29        3.3

                                                          -----------                                   ------------------------
                   Total Portfolio                         20,949,682                                    96.8%  1,931        5.6
              (14) Minority Interest Adjustment              (726,317)
                                                          -----------                                   -----
                   Cornerstone Portfolio                   20,223,365                                    96.7%
                   Adjustment For Pruneyard Inn               (94,500)
                                                          -----------
                   Cornerstone Office Portfolio            20,128,865

--------------------------------------------------------------------------------

                           Cornerstone Properties Inc.
                               Table of Properties
                                    Footnotes

----------
(1) Unless noted below, cash flow and residual proceeds will be distributed to Cornerstone according to its percentage interest.

(2) On December 31, 1997, the Company purchased the second mortgage on Sixty State Street. The mortgage is a cash flow mortgage through which all the economic benefits/risks (subject to the first mortgage) will inure to the Company. The Company controls all major decisions regarding management and leasing. The total purchase price for the second mortgage was $131.5 million.

(3)   The Property was acquired by the Company in April 1998.

(4)   Property acquired as a result of the Wilson acquisition in December 1998.

(5) While the Company's stated interest in the partnership that owns 191 Peachtree Street is 80%, its economic interest is significantly larger since it has acquired the first mortgage note on the Property in the amount of $145 million, which earns interest at 9.375%, and will receive a priority distribution on its acquired capital base. The partner in the transaction, CH Associates, Ltd., receives an annual incentive distribution of $250,000 which the Company expects it will continue to receive under the partnership agreement through February 28, 2000, with the Company receiving the remainder of the cash flow of the property.

(6) While the Company's stated interest in the partnership which owns Washington Mutual Tower is 50%, its economic interest in the Property is significantly larger because of priority distributions it receives on its invested capital base. For the quarter ended June 30, 1999, the Company received 100% of the cash distributions from the partnership that owns Washington Mutual Tower.

(7) Pruneyard Place construction was completed and occupied on April 1, 1999. The building was entirely pre-leased.

(8) The Pruneyard Inn is a three-story hotel. A 25,000 square foot expansion was completed in May 1999, increasing the number of rooms from 118 to 172.

(9)   The Property was acquired by the Company in June 1998.

(10) While the Company's stated interest in the partnership which owns Norwest Center is 50%, its economic interest in the Property is significantly larger because of priority distributions it receives on its invested capital base. For the quarter ended June 30, 1999, the Company's share of earnings and cash distributions from the partnership that owns Norwest Center was 74.3%.

(11) During 1998, through a series of transactions, the Company acquired partnership interests with a stated interest of approximately 70% in the partnerships that own Market Square. The Company's economic interest is significantly larger since it has acquired the first mortgage note on the Property in the amount of $181 million which earns interest at 9.75%, and will receive a priority distribution on its acquired capital base. In addition, the Company acquired a "buffer loan", with accrued principal and interest of $49.0 million at purchase, which accrues interest at a rate of 11% per annum and is payable from cash flow, refinancing or sales proceeds from Market Square in excess of the first mortgage. During the quarter ended June 30, 1999, the Company received 100% of the cash flow from the Property.

(12)  The Property was acquired by the Company in January 1998.

(13) Janss Court is a seven-story, 125,000 square foot Class A mixed-use building. Along with 92,000 square feet of retail and office space, Janss Court offers 32 apartments for a total of 33,000 rentable square feet of residential space.

(14) Rentable square feet include an adjustment for the interest of a joint venture or minority partner. Calculations are based on the partners' percentage interest in the cash flows of the property.

--------------------------------------------------------------------------------

                           Cornerstone Properties Inc.
                          Property Development Summary
                               As of June 30, 1999

----------------------------------------------------------------------------------------------------------------------------------

                                      Construction             Projected        Actual          Projected     Leasing    Expected
         Asset                Size       Start      Complete   Total Cost    Cost to Date   Cost to Complete   Status   Return (9)
----------------------------------------------------------------------------------------------------------------------------------
(1)  PruneYard Inn          54 rooms     12/97         6/99   $  4,800,000   $ 3,844,334      $    955,666        na       21.8%
     Campbell, CA

(2)  Piper Jaffray Center    930,000      4/98         6/00   $163,776,000   $         0      $163,776,000      40.0%       9.0%
     Minneapolis, MN

(3)  Seaport Plaza           160,000      8/99        12/00   $ 40,100,000   $11,908,431      $ 28,191,570       0.0%      12.9%
     Redwood City, CA

(4)  First and Howard      1,100,000      4/00          tbd   $346,500,000   $         0      $346,500,000       0.0%      10.5%
     San Francisco, CA

(5)  Concar                  200,000      4/00         7/01   $ 46,000,000   $ 1,290,494      $ 44,709,507       0.0%      12.4%
     San Mateo, CA

(6)  One Powell               79,000      5/00         7/01   $ 24,000,000   $         0      $ 24,000,000       0.0%      11.0%
     San Francisco, CA

(7)  Ferry Building          216,000      1/01         7/02   $ 57,400,000   $         0      $ 57,400,000       0.0%      12.1%
     San Francisco, CA

(8)  Larkspur Landing        168,000      2/02         4/03   $ 43,300,000   $   138,222      $ 43,161,778       0.0%      10.7%
     Larkspur, CA
                           ---------                          ------------------------------------------------------
     Total                 2,853,000                          $725,876,000   $17,181,480      $708,694,520      13.0%

Notes:

(1)   Additional hotel rooms added to existing 118 room hotel.
(2) Pre-sale with the Ryan Companies. 40% pre-leased to Piper Jaffray and the Ryan Companies.
(3) Signed Letter of Intent with a public software company for 100% of project and a twelve year lease term.
(4) The First & Howard urban campus will consist of 4 separate buildings. Each of the phases will involve one or two JV partners. Marketing of this CBD campus will be targeted to growth businesses such as software, media and business services. The Cornerstone weighted average ownership of the entire project is anticipated to be 68%.
(5) 69-year ground lease with a participation feature. The completion costs above assumes an imputed land value of $7.5 million.
(6) Bank of America to retain a 10% ownership in the asset, which includes 46,800 s.f. of retail space.
(7) Ferry Building is a 65 year master lease that provides for a 50% participation to the Port after receipt by Cornerstone of an 11% return on equity.
(8) Larkspur Landing is a joint venture project with Campus Properties which will include two office buildings, a hotel and a shared parking facility. The joint venture expects to sell off the hotel portion of the property. Campus will receive a promoted share of the cash flow above a cumulative preferred return to equity. After 5 years, Cornerstone has the option to acquire Campus' position by capitalizing the then-current rent and paying Campus its share of the value in excess of costs.
(9)   Before any partnership cash flow splits

--------------------------------------------------------------------------------

                           Cornerstone Properties Inc.

                           Supplemental Information to

                           Quarterly Earnings Release

                            Top Ten Tenants Schedule

--------------------------------------------------------------------------------

                           Cornerstone Properties Inc.
                            Top Ten Tenants Schedule
                               As of June 30, 1999

--------------------------------------------------------------------------------

The Company's tenants include local, regional, and international companies engaged in a wide variety of businesses. The following table sets forth, as of June 30, 1999, information concerning the ten largest tenants (ranked by Full Service Straight-Line Rent, adjusted for the interest of a joint venture or minority partner, as of that date) occupying the Properties. "Full Service Straight-Line Rent" is Straight-Line Rent plus annual operating expense recoveries. "Straight-Line Rent" means the annual average of all actual rent required to be paid through the term of the lease, calculated in accordance with GAAP. Full Service Straight-Line Rent does not reflect the cost of any leasing commissions or tenant improvements.

--------------------------------------------------------------------------------

                                             Straight-Line       Expense        Full Service     Percent   Scheduled       Rentable
                        Tenant                    Rent          Recoveries   Straight-Line Rent  of Total  Expiration    Square Feet
          ---------------------------------  ------------------------------------------------------------  -------------------------
(1)(3)(4) Norwest Corporation [Wells Fargo]  $  18,509,292   $   9,475,953     $  27,985,245        5%       Aug-01         7,200
                                                                                                             Oct-01         1,796
                                                                                                             Jan-02        12,898
                                                                                                             Feb-03        12,601
                                                                                                             Jul-03       143,103
                                                                                                             Aug-04        29,810
                                                                                                             Oct-04        13,660
                                                                                                             Jul-13       401,735
                                                                                                             Aug-18       335,287
                                                                                                                       ----------
                                                                                                                          958,090

(1)(4)    Massachusetts Financial Services       9,015,212       4,378,355        13,393,567        2%       Feb-03       328,540

(1)       Hale & Dorr                            8,596,109       4,454,436        13,050,545        2%       Feb-04         1,066
                                                                                                             Jun-13       318,435
                                                                                                                       ----------
                                                                                                                          319,501

(1)       Wachovia Bank                          9,061,416       3,276,000        12,337,416        2%       Sep-03         7,730
                                                                                                             Dec-08       380,442
                                                                                                                       ----------
                                                                                                                          388,172

(1)       King & Spalding                        8,168,292       2,744,076        10,912,368        2%       Mar-06       314,443

(1)       Deloitte & Touche                      6,126,432       2,710,866         8,837,298        2%       Oct-99       129,614
                                                                                                             Jun-08        84,947
                                                                                                                       ----------
                                                                                                                          214,561

(1)(4)    The New England Life                   4,730,952       2,656,627         7,387,579        1%       Aug-07         4,085
                                                                                                             Sep-08       194,969
                                                                                                                       ----------
                                                                                                                          199,054

(2)       Perkins Coie                           6,678,717         540,058         7,218,775        1%       Jul-03         6,811
                                                                                                             Jul-04        23,775
                                                                                                             Dec-11       209,541
                                                                                                                       ----------
                                                                                                                          240,127

(2)       First Union                            6,263,184         151,824         6,415,008        1%       Jun-00        27,210
                                                                                                             Aug-00        22,884
                                                                                                             Mar-01        22,520
                                                                                                             Aug-01        46,097
                                                                                                             Feb-02        23,421
                                                                                                             Sep-02        22,366
                                                                                                             Mar-04        23,190
                                                                                                             Aug-08        46,072
                                                                                                             Mar-09        23,105
                                                                                                             Mar-10        46,768
                                                                                                             Mar-11        47,542
                                                                                                             Apr-14         3,905
                                                                                                                       ----------
                                                                                                                          355,080

(1)(4)    Houghton Mifflin                       3,161,276       2,995,724         6,157,000        1%       Feb-07       225,883

                                             --------------------------------------------------------                  ----------
          Total Top 10 Tenants               $  80,310,882   $  33,383,919     $ 113,694,801       20%                  3,543,451
                                             ========================================================                  ==========

                                             -----------------------------------------------
(4)       Total Portfolio                    $ 478,269,603   $ 103,882,153     $ 582,151,757                           19,460,156
                                             ===============================================                           ==========

--------------------------------------------------------------------------------

                           Cornerstone Properties Inc.
                            Top Ten Tenants Schedule
                                    Footnotes

----------
(1)   Net Lease.

(2)   Gross Lease.

(3) Norwest Corporation [Wells Fargo] includes all space associated with Norwest Corporation, Norwest Bank Denver N.A. and Wells Fargo Bank.

(4) Straight-Line Rent and rentable square feet include an adjustment for the interest of a joint venture or minority partner. Calculations are based on the partners' 1999 percentage participation in the cash flows of the property. Note: Supplemental packages prior to the Fourth Quarter 1998 package did not include an adjustment for minority interest in the schedule of Top Ten Tenants.

                           Cornerstone Properties Inc.

                           Supplemental Information to

                           Quarterly Earnings Release

                          Historical Occupancy Schedule

                           Cornerstone Properties Inc.
                          Historical Occupancy Schedule
                               As of June 30, 1999

--------------------------------------------------------------------------------

    Region                                     Total Rentable
    Name                                         Square Feet        1995          1996          1997          1998          1999
    ---------------------------------------------------------       ------------------------------------------------------------
    Boston, Massachusetts                        2,884,866           94%          100%           99%           99%           99%

    San Mateo County, California                 2,173,809           --            --            --            88%           95%

    East Bay, California                         1,671,472           --            --            --            96%           98%

    Atlanta, Georgia                             1,647,986           --            --            94%           97%           97%

    Seattle, Washington                          1,469,807           97%           97%           97%           99%           99%

(1) Santa Clara County, California               1,199,312           --            --            --            99%           97%

    Denver, Colorado                             1,187,852           98%           99%           99%           97%           97%

    San Francisco, California                    1,132,219           --            --            --            98%           98%

    Minneapolis, Minnesota                       1,117,439          100%          100%           98%          100%          100%

    Washington, D.C./Alexandria, Virginia          993,297           --            --            95%           96%           98%

    Suburban Chicago, Illinois                     976,079           --            91%           96%           95%           96%

    Santa Monica/West Los Angeles, California      847,153           --            --            --            92%           92%

    Orange County, California                      710,115           --            --            --            82%           93%

    Charlotte, North Carolina                      612,728           --            --            94%           99%           99%

    Arizona                                        586,038           --            --            --            94%           96%

    San Diego, California                          420,582           --            --            --            95%           91%

    Los Angeles, California                        401,629           --            --            --            95%           97%

    New York City, New York                        378,965           91%           96%           99%           96%          100%

    Conejo Valley (Ventura), California            234,255           --            --            --            94%           89%

(2) Other Regions                                  209,579           --            --            --            79%           75%

                                               -----------          ------------------------------------------------------------
          (3) TOTAL PORTFOLIO                   20,855,182           98%           98%           97%           96%           97%


(1) The rentable area associated with the Pruneyard Inn (94,500sf) is not included in the occupancy calculation.
(2) Other Regions include the U.S. West building in Murray, Utah and the Exposition Centre in Sacramento, CA.
(3) 1996 and 1997 occupancy has been restated to reflect the 1998 sale of the Frick Building.

--------------------------------------------------------------------------------

                           Cornerstone Properties Inc.

                           Supplemental Information to

                           Quarterly Earnings Release

                    Net Rent and Net Effective Rent Schedule

--------------------------------------------------------------------------------

                           Cornerstone Properties Inc.
                                Net Rent Schedule
                               As of June 30, 1999

--------------------------------------------------------------------------------

The following tables show the average annual Net Rent (as defined below) per square foot occupied for each of the Properties for the periods presented during which such Property was owned by the Company. "Net Rent" as used herein means actual billed rent less Recoveries. Recoveries includes base stops in gross leases. Amounts do not include the properties acquired as a result of the Wilson acquisition on 12/16/98 and held for 16 days during the period ended 12/31/98.

--------------------------------------------------------------------------------

    Region                                        Occupied                                                       YTD
    Name                                        Square Feet      1995        1996        1997        1998        1999
    -------------------------------------------------------     ------------------------------------------------------
    Boston, Massachusetts                        2,856,044      $22.48      $23.24      $21.78      $21.22      $20.82

    San Mateo County, California                 2,055,076          --          --          --          --      $21.49

    East Bay, California                         1,645,087          --          --          --          --      $13.62

    Atlanta, Georgia                             1,593,994          --          --      $18.93      $19.17      $18.18

    Seattle, Washington                          1,451,065      $16.17      $15.98      $15.77      $15.83      $15.83

(1) Santa Clara County, California               1,162,151          --          --          --          --      $17.73

    Denver, Colorado                             1,154,456      $11.78      $12.08      $12.46      $12.54      $12.62

    San Francisco, California                    1,114,372          --          --          --      $11.57      $15.10

    Minneapolis, Minnesota                       1,114,320      $17.82      $17.94      $18.29      $18.91      $19.33

    Washington, D.C./Alexandria, Virginia          970,186          --          --      $13.80      $22.60      $21.88

    Suburban Chicago, Illinois                     937,871          --      $18.56      $19.60      $20.84      $17.65

    Santa Monica/West Los Angeles, California      780,510          --          --          --      $24.36      $19.14

    Orange County, California                      659,767          --          --          --          --      $12.73

    Charlotte, North Carolina                      607,762          --          --      $ 9.35      $ 9.66      $11.48

    Arizona                                        561,998          --          --          --          --      $11.07

    San Diego, California                          384,652          --          --          --          --      $10.25

    Los Angeles, California                        387,688          --          --          --          --      $16.02

    New York City, New York                        377,992          --      $28.98      $30.60      $27.80      $27.87

    Conejo Valley (Ventura), California            207,580          --          --          --          --      $14.55

(2) Other Regions                                  157,351          --          --          --          --      $11.16

                                                -----------     ------------------------------------------------------
              (3) TOTAL PORTFOLIO               20,179,922      $16.06      $17.42      $17.74      $18.77      $17.41

(1) The rentable area associated with the Pruneyard Inn (94,500sf) is not included in the occupancy calculation.
(2) Other Regions include the U.S. West building in Murray, Utah and the Exposition Centre in Sacramento, CA.
(3) 1996 and 1997 amounts has been restated to reflect the 1998 sale of the Frick Building.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           Cornerstone Properties Inc.
                           Net Effective Rent Schedule
                               As of June 30, 1999

--------------------------------------------------------------------------------

The following tables show the average annual Net Effective Rent (as defined below) per square foot occupied for each of the Properties for the periods presented during which such Property was owned by the Company. "Net Effective Rent" as used herein means (i) rent determined for each year on a straight-line basis through the term of the lease, less (ii) Recoveries and the amortization of deferred leasing costs (tenant improvements, leasing commissions, and other tenant inducements). Recoveries includes base stops in gross leases. Amounts do not include the properties acquired as a result of the Wilson acquisition on 12/16/98 and held for 16 days during the period.

--------------------------------------------------------------------------------

    Region                                       Occupied                                                   YTD
    Name                                        Square Feet     1995       1996       1997       1998       1999
    -------------------------------------------------------    --------------------------------------------------
    Boston, Massachusetts                        2,856,044     $23.33     $22.27     $21.95     $22.56     $21.88

    San Mateo County, California                 2,055,076         --         --         --         --     $24.07

    East Bay, California                         1,645,087         --         --         --         --     $14.52

    Atlanta, Georgia                             1,593,994         --         --     $21.44     $21.52     $19.95

    Seattle, Washington                          1,451,065     $11.83     $11.80     $12.02     $15.10     $16.14

(1) Santa Clara County, California               1,162,151         --         --         --         --     $20.21

    Denver, Colorado                             1,154,456     $10.56     $10.80     $11.66     $11.96     $12.93

    San Francisco, California                    1,114,372         --         --         --     $11.73     $15.70

    Minneapolis, Minnesota                       1,114,320     $17.31     $17.43     $17.23     $17.73     $18.81

    Washington, D.C./Alexandria, Virginia          970,186         --         --     $14.72     $24.40     $24.73

    Suburban Chicago, Illinois                     937,871         --     $19.70     $19.76     $21.65     $18.51

    Santa Monica/West Los Angeles, California      780,510         --         --         --     $26.04     $20.12

    Orange County, California                      659,767         --         --         --         --     $13.25

    Charlotte, North Carolina                      607,762         --         --     $ 9.76     $10.00     $11.70

    Arizona                                        561,998         --         --         --         --     $11.90

    San Diego, California                          384,652         --         --         --         --     $11.81

    Los Angeles, California                        387,688         --         --         --         --     $17.22

    New York City, New York                        377,992         --     $26.75     $30.27     $28.45     $27.32

    Conejo Valley (Ventura), California            207,580         --         --         --         --     $15.00

(2) Other Regions                                  157,351         --         --         --         --     $11.94

                                                ----------     --------------------------------------------------
           (3) TOTAL PORTFOLIO                  20,179,922     $14.37     $15.71     $17.55     $19.50     $18.54

(1) The rentable area associated with the Pruneyard Inn (94,500sf) is not included in the occupancy calculation.
(2) Other Regions include the U.S. West building in Murray, Utah and the Exposition Centre in Sacramento, CA.
(3) 1996 and 1997 amounts has been restated to reflect the 1998 sale of the Frick Building.

--------------------------------------------------------------------------------

                           Cornerstone Properties Inc.

                           Supplemental Information to

                           Quarterly Earnings Release

                            Lease Expiration Schedule

--------------------------------------------------------------------------------

                           Cornerstone Properties Inc.
                            Lease Expiration Schedule

--------------------------------------------------------------------------------

The following table sets forth certain categories of information relating to lease expirations for all of the Properties owned as of June 30, 1999.

                                                                                   Q3 - Q4
REGION NAME                               CATEGORY                                   1999             2000             2001
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio - All Properties Total (7)      Square feet expiring (1)                    847,108 sf     1,665,814 sf     1,912,234 sf
                                          Full service St-Line rent (2)          $ 23,113,506     $ 41,448,426     $ 56,387,361

     Minority Interest Adjustment (3)     Square feet expiring (1)                     19,099 sf        55,523 sf        26,165 sf
                                          Full service St-Line rent (2)             $ 517,142      $ 1,532,020        $ 757,869

     Cornerstone Portfolio                Square feet expiring (1) (3)                828,009 sf     1,610,291 sf     1,886,069 sf
                                          Full service St-Line rent (2) (3)      $ 22,596,363     $ 39,916,406     $ 55,629,492
                                          Full service St-Line rent per sq. ft.       $ 27.29          $ 24.79          $ 29.49
                                          % Full service St-Lined rent                   3.88%            6.86%            9.56%
                                          No. of tenant leases expiring (4)               198              301              302

                                          Asking market rent per sq. ft. (5)           $34.89
                                          Operating Expenses per sq. ft. (6)           $10.24

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Boston, Massachusetts                     Square feet expiring (1)                    139,194 sf        66,773 sf       133,571 sf
                                          Full service St-Line rent (2)           $ 6,182,742      $ 2,390,978      $ 5,269,432

     Minority Interest Adjustment (3)     Square feet expiring (1)                         23 sf         1,379 sf         5,664 sf
                                          Full service St-Line rent (2)                 $ 274         $ 49,108        $ 238,621

     Cornerstone Portfolio                Square feet expiring (1) (3)                139,171 sf        65,394 sf       127,907 sf
                                          Full service St-Line rent (2) (3)       $ 6,182,468      $ 2,341,870      $ 5,030,811
                                          Full service St-Line rent per sq. ft.       $ 44.42          $ 35.81          $ 39.33
                                          % Full service St-Lined rent                   6.09%            2.31%            4.96%
                                          No. of tenant leases expiring (4)                 5                7               15

                                          Asking market rent per sq. ft. (5)           $50.68
                                          Operating Expenses per sq. ft. (6)           $13.70

-----------------------------------------------------------------------------------------------------------------------------------

San Mateo County, California              Square feet expiring (1)                    118,063 sf       162,713 sf       108,288 sf
                                          Full service St-Line rent (2)           $ 2,929,859      $ 4,248,159      $ 3,390,493

     Minority Interest Adjustment (3)     Square feet expiring (1)                            sf               sf               sf
                                          Full service St-Line rent (2)           $        --      $        --      $        --

     Cornerstone Portfolio                Square feet expiring (1) (3)                118,063 sf       162,713 sf       108,288 sf
                                          Full service St-Line rent (2) (3)       $ 2,929,859      $ 4,248,159      $ 3,390,493
                                          Full service St-Line rent per sq. ft.       $ 24.82          $ 26.11          $ 31.31
                                          % Full service St-Lined rent                   4.14%            6.00%            4.79%
                                          No. of tenant leases expiring (4)                21               25               21

                                          Asking market rent per sq. ft. (5)           $37.47
                                          Operating Expenses per sq. ft. (6)            $8.75

-----------------------------------------------------------------------------------------------------------------------------------


REGION NAME                                   2002               2003             2004             2005             2006
-------------------------------------------------------------------------------------------------------------------------------
Portfolio - All Properties Total (7)         2,757,745 sf       3,253,660 sf     2,146,817 sf       790,808 sf     1,065,459 sf
                                          $ 72,090,320      $ 103,378,099     $ 64,582,404     $ 27,221,599     $ 34,840,027

     Minority Interest Adjustment (3)           60,414 sf         161,228 sf        67,540 sf         7,041 sf           638 sf
                                           $ 1,620,680        $ 5,314,306      $ 2,247,805        $ 239,012         $ 14,682

     Cornerstone Portfolio                   2,697,331 sf       3,092,432 sf     2,079,277 sf       783,767 sf     1,064,821 sf
                                          $ 70,469,640       $ 98,063,792     $ 62,334,599     $ 26,982,587     $ 34,825,345
                                               $ 26.13            $ 31.71          $ 29.98          $ 34.43          $ 32.71
                                                 12.11%             16.85%           10.71%            4.63%            5.98%
                                                   315                332              202               64               42




-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

Boston, Massachusetts                          474,685 sf         610,855 sf       228,127 sf        31,849 sf        35,537 sf
                                          $ 15,496,263       $ 23,851,421      $ 7,761,388        $ 959,361      $ 1,165,222

     Minority Interest Adjustment (3)            9,655 sf          39,401 sf         1,367 sf               sf               sf
                                             $ 333,774        $ 1,595,053         $ 44,116        $      --      $        --

     Cornerstone Portfolio                     465,030 sf         571,454 sf       226,760 sf        31,849 sf        35,537 sf
                                          $ 15,162,489       $ 22,256,368      $ 7,717,273        $ 959,361      $ 1,165,222
                                               $ 32.61            $ 38.95          $ 34.03          $ 30.12          $ 32.79
                                                 14.94%             21.93%            7.61%            0.95%            1.15%
                                                    20                 20               16                3                2




-------------------------------------------------------------------------------------------------------------------------------

San Mateo County, California                   216,167 sf         281,784 sf       323,854 sf       207,219 sf       224,379 sf
                                           $ 6,992,659       $ 10,793,381     $ 11,824,475      $ 7,880,456      $ 7,486,829

     Minority Interest Adjustment (3)                  sf                 sf               sf               sf               sf
                                           $        --        $        --      $        --      $        --      $        --

     Cornerstone Portfolio                     216,167 sf         281,784 sf       323,854 sf       207,219 sf       224,379 sf
                                           $ 6,992,659       $ 10,793,381     $ 11,824,475      $ 7,880,456      $ 7,486,829
                                               $ 32.35            $ 38.30          $ 36.51          $ 38.03          $ 33.37
                                                  9.87%             15.24%           16.70%           11.13%           10.57%
                                                    31                 27               25               10                5




-------------------------------------------------------------------------------------------------------------------------------

                                                                              2009 and
REGION NAME                                   2007             2008            Beyond                Total               NRA
-------------------------------------------------------------------------------------------      ---------------------------------
Portfolio - All Properties Total (7)         1,394,988 sf     1,454,955 sf     2,890,334 sf         20,179,922 sf    20,855,182 sf
                                          $ 41,203,677     $ 47,054,959     $ 94,169,718         $ 605,490,095

     Minority Interest Adjustment (3)          150,743 sf        25,237 sf       146,138 sf            719,766 sf       726,317 sf
                                           $ 4,243,532        $ 935,865      $ 5,915,425          $ 23,338,338

     Cornerstone Portfolio                   1,244,245 sf     1,429,718 sf     2,744,196 sf         19,460,156 sf    20,128,865 sf
                                          $ 36,960,145     $ 46,119,094     $ 88,254,294         $ 582,151,757
                                               $ 29.70          $ 32.26          $ 32.16               $ 29.92
                                                  6.35%            7.92%           15.16%               100.00%
                                                    46               38               91                 1,931




-------------------------------------------------------------------------------------------      ---------------------------------

-------------------------------------------------------------------------------------------      ---------------------------------

Boston, Massachusetts                          380,892 sf       218,826 sf       535,735 sf          2,856,044 sf     2,884,866 sf
                                          $ 12,118,430      $ 8,313,052     $ 21,900,564         $ 105,408,854

     Minority Interest Adjustment (3)           26,057 sf        18,600 sf         3,696 sf            105,843 sf       105,859 sf
                                             $ 793,920        $ 706,609        $ 173,799           $ 3,935,275

     Cornerstone Portfolio                     354,835 sf       200,226 sf       532,039 sf          2,750,201 sf     2,779,007 sf
                                          $ 11,324,510      $ 7,606,443     $ 21,726,766         $ 101,473,580
                                               $ 31.91          $ 37.99          $ 40.84               $ 36.90
                                                 11.16%            7.50%           21.41%               100.00%
                                                    15                2                7                   112




-------------------------------------------------------------------------------------------      ---------------------------------

San Mateo County, California                    89,286 sf       206,046 sf       117,277 sf          2,055,076 sf     2,173,809 sf
                                           $ 3,290,241      $ 7,914,478      $ 4,073,138          $ 70,824,166

     Minority Interest Adjustment (3)                  sf               sf               sf                    sf               sf
                                           $        --      $        --           $   --          $         --

     Cornerstone Portfolio                      89,286 sf       206,046 sf       117,277 sf          2,055,076 sf     2,173,809 sf
                                           $ 3,290,241      $ 7,914,478      $ 4,073,138          $ 70,824,166
                                               $ 36.85          $ 38.41          $ 34.73               $ 34.46
                                                  4.65%           11.17%            5.75%               100.00%
                                                     2                7               12                   186




-------------------------------------------------------------------------------------------      ---------------------------------

--------------------------------------------------------------------------------

                           Cornerstone Properties Inc.
                            Lease Expiration Schedule

--------------------------------------------------------------------------------

The following table sets forth certain categories of information relating to lease expirations for all of the Properties owned as of June 30, 1999.

                                                                                   Q3 - Q4
REGION NAME                               CATEGORY                                   1999             2000             2001
----------------------------------------------------------------------------------------------------------------------------------
East Bay, California                      Square feet expiring (1)                    105,758 sf       239,560 sf       196,500 sf
                                          Full service St-Line rent (2)           $ 2,208,165      $ 4,929,872      $ 5,268,802

     Minority Interest Adjustment (3)     Square feet expiring (1)                            sf               sf               sf
                                          Full service St-Line rent (2)           $        --      $        --      $        --

     Cornerstone Portfolio                Square feet expiring (1) (3)                105,758 sf       239,560 sf       196,500 sf
                                          Full service St-Line rent (2) (3)       $ 2,208,165      $ 4,929,872      $ 5,268,802
                                          Full service St-Line rent per sq. ft.       $ 20.88          $ 20.58          $ 26.81
                                          % Full service St-Lined rent                   5.76%           12.86%           13.74%
                                          No. of tenant leases expiring (4)                30               36               41

                                          Asking market rent per sq. ft. (5)           $27.29
                                          Operating Expenses per sq. ft. (6)            $8.34

----------------------------------------------------------------------------------------------------------------------------------

Atlanta, Georgia                          Square feet expiring (1)                     18,543 sf        68,137 sf       201,435 sf
                                          Full service St-Line rent (2)             $ 353,508      $ 1,417,692      $ 5,133,648

     Minority Interest Adjustment (3)     Square feet expiring (1)                            sf               sf               sf
                                          Full service St-Line rent (2)           $        --      $        --      $        --

     Cornerstone Portfolio                Square feet expiring (1) (3)                 18,543 sf        68,137 sf       201,435 sf
                                          Full service St-Line rent (2) (3)         $ 353,508      $ 1,417,692      $ 5,133,648
                                          Full service St-Line rent per sq. ft.       $ 19.06          $ 20.81          $ 25.49
                                          % Full service St-Lined rent                   0.75%            3.01%           10.92%
                                          No. of tenant leases expiring (4)                 2               19               19

                                          Asking market rent per sq. ft. (5)           $28.30
                                          Operating Expenses per sq. ft. (6)            $8.15

----------------------------------------------------------------------------------------------------------------------------------

Seattle, Washington                       Square feet expiring (1)                     44,337 sf        74,169 sf        88,230 sf
                                          Full service St-Line rent (2)             $ 937,178      $ 1,575,020      $ 1,946,244

     Minority Interest Adjustment (3)     Square feet expiring (1)                            sf               sf               sf
                                          Full service St-Line rent (2)           $        --      $        --      $        --

     Cornerstone Portfolio                Square feet expiring (1) (3)                 44,337 sf        74,169 sf        88,230 sf
                                          Full service St-Line rent (2) (3)         $ 937,178      $ 1,575,020      $ 1,946,244
                                          Full service St-Line rent per sq. ft.       $ 21.14          $ 21.24          $ 22.06
                                          % Full service St-Lined rent                   2.28%            3.83%            4.73%
                                          No. of tenant leases expiring (4)                12               13               16

                                          Asking market rent per sq. ft. (5)           $35.92
                                          Operating Expenses per sq. ft. (6)            $8.41

----------------------------------------------------------------------------------------------------------------------------------


REGION NAME                                   2002               2003             2004             2005             2006
-------------------------------------------------------------------------------------------------------------------------------
East Bay, California                           319,117 sf         150,016 sf       125,451 sf        65,497 sf       110,770 sf
                                           $ 7,358,635        $ 3,489,623      $ 3,231,820      $ 1,664,334      $ 1,743,573

     Minority Interest Adjustment (3)                  sf                 sf               sf               sf               sf
                                           $        --        $        --      $        --      $        --      $        --

     Cornerstone Portfolio                     319,117 sf         150,016 sf       125,451 sf        65,497 sf       110,770 sf
                                           $ 7,358,635        $ 3,489,623      $ 3,231,820      $ 1,664,334      $ 1,743,573
                                               $ 23.06            $ 23.26          $ 25.76          $ 25.41          $ 15.74
                                                 19.19%              9.10%            8.43%            4.34%            4.55%
                                                    30                 23               13                2                2




-------------------------------------------------------------------------------------------------------------------------------

Atlanta, Georgia                               185,230 sf          88,700 sf        58,629 sf        21,508 sf       452,089 sf
                                           $ 4,137,516        $ 2,222,400      $ 1,683,036        $ 547,872     $ 15,691,056

     Minority Interest Adjustment (3)                  sf                 sf               sf               sf               sf
                                           $        --        $        --      $        --      $        --      $        --

     Cornerstone Portfolio                     185,230 sf          88,700 sf        58,629 sf        21,508 sf       452,089 sf
                                           $ 4,137,516        $ 2,222,400      $ 1,683,036        $ 547,872     $ 15,691,056
                                               $ 22.34            $ 25.06          $ 28.71          $ 25.47          $ 34.71
                                                  8.80%              4.73%            3.58%            1.17%           33.37%
                                                    12                 14               10                5                4




-------------------------------------------------------------------------------------------------------------------------------

Seattle, Washington                            248,170 sf         370,245 sf       213,701 sf        34,127 sf         8,087 sf
                                           $ 5,800,499       $ 14,308,202      $ 5,849,053        $ 504,925        $ 210,681

     Minority Interest Adjustment (3)                  sf                 sf               sf               sf               sf
                                           $        --        $        --      $        --      $        --      $        --

     Cornerstone Portfolio                     248,170 sf         370,245 sf       213,701 sf        34,127 sf         8,087 sf
                                           $ 5,800,499       $ 14,308,202      $ 5,849,053        $ 504,925        $ 210,681
                                               $ 23.37            $ 38.65          $ 27.37          $ 14.80          $ 26.05
                                                 14.10%             34.79%           14.22%            1.23%            0.51%
                                                    20                 47               17                7                2




-------------------------------------------------------------------------------------------------------------------------------

                                                                              2009 and
REGION NAME                                   2007             2008            Beyond                Total               NRA
-------------------------------------------------------------------------------------------      ---------------------------------
East Bay, California                           116,772 sf       206,116 sf         9,530 sf          1,645,087 sf     1,671,472 sf
                                           $ 2,590,660      $ 5,856,346           $   --          $ 38,341,829

     Minority Interest Adjustment (3)                  sf               sf               sf                    sf               sf
                                           $        --      $        --           $   --          $         --

     Cornerstone Portfolio                     116,772 sf       206,116 sf         9,530 sf          1,645,087 sf     1,671,472 sf
                                           $ 2,590,660      $ 5,856,346           $   --          $ 38,341,829
                                               $ 22.19          $ 28.41           $   --               $ 23.31
                                                  6.76%           15.27%            0.00%               100.00%
                                                     5                1                7                   190




-------------------------------------------------------------------------------------------      ---------------------------------

Atlanta, Georgia                                       sf       495,739 sf         3,984 sf          1,593,994 sf     1,647,986 sf
                                           $        --     $ 15,839,172           $   --          $ 47,025,900

     Minority Interest Adjustment (3)                  sf               sf               sf                    sf               sf
                                           $        --      $        --           $   --          $         --

     Cornerstone Portfolio                             sf       495,739 sf         3,984 sf          1,593,994 sf     1,647,986 sf
                                           $        --     $ 15,839,172           $   --          $ 47,025,900
                                           $        --          $ 31.95           $   --               $ 29.50
                                                  0.00%           33.68%            0.00%               100.00%
                                                     0                4                0                    89




-------------------------------------------------------------------------------------------      ---------------------------------

Seattle, Washington                            137,888 sf           366 sf       231,745 sf          1,451,065 sf     1,469,807 sf
                                           $ 3,384,388          $ 9,842      $ 6,603,422          $ 41,129,455

     Minority Interest Adjustment (3)                  sf               sf               sf                    sf               sf
                                           $        --      $        --           $   --          $         --

     Cornerstone Portfolio                     137,888 sf           366 sf       231,745 sf          1,451,065 sf     1,469,807 sf
                                           $ 3,384,388          $ 9,842      $ 6,603,422          $ 41,129,455
                                               $ 24.54          $ 26.89          $ 28.49               $ 28.34
                                                  8.23%            0.02%           16.06%               100.00%
                                                     1                1                4                   140




-------------------------------------------------------------------------------------------      ---------------------------------

--------------------------------------------------------------------------------

                           Cornerstone Properties Inc.
                            Lease Expiration Schedule

--------------------------------------------------------------------------------

The following table sets forth certain categories of information relating to lease expirations for all of the Properties owned as of June 30, 1999.

                                                                                    Q3 - Q4
REGION NAME                                CATEGORY                                   1999             2000             2001
-----------------------------------------------------------------------------------------------------------------------------------
Santa Clara County, California (7)         Square feet expiring (1)                     30,837 sf       105,876 sf       169,514 sf
                                           Full service St-Line rent (2)             $ 886,433      $ 2,879,549      $ 4,884,450

     Minority Interest Adjustment (3)      Square feet expiring (1)                            sf               sf               sf
                                           Full service St-Line rent (2)             $      --      $        --      $        --

     Cornerstone Portfolio                 Square feet expiring (1) (3)                 30,837 sf       105,876 sf       169,514 sf
                                           Full service St-Line rent (2) (3)         $ 886,433      $ 2,879,549      $ 4,884,450
                                           Full service St-Line rent per sq. ft.       $ 28.75          $ 27.20          $ 28.81
                                           % Full service St-Lined rent                   2.48%            8.06%           13.66%
                                           No. of tenant leases expiring (4)                16               40               34

                                           Asking market rent per sq. ft. (5)           $36.82
                                           Operating Expenses per sq. ft. (6)            $8.87

-----------------------------------------------------------------------------------------------------------------------------------

Denver, Colorado                           Square feet expiring (1)                     35,092 sf       121,233 sf        60,785 sf
                                           Full service St-Line rent (2)             $ 555,139      $ 1,847,978      $ 1,049,018

     Minority Interest Adjustment (3)      Square feet expiring (1)                            sf               sf               sf
                                           Full service St-Line rent (2)           $        --      $        --      $        --

     Cornerstone Portfolio                 Square feet expiring (1) (3)                 35,092 sf       121,233 sf        60,785 sf
                                           Full service St-Line rent (2) (3)         $ 555,139      $ 1,847,978      $ 1,049,018
                                           Full service St-Line rent per sq. ft.       $ 15.82          $ 15.24          $ 17.26
                                           % Full service St-Lined rent                   2.46%            8.19%            4.65%
                                           No. of tenant leases expiring (4)                10                6                7

                                           Asking market rent per sq. ft. (5)           $27.30
                                           Operating Expenses per sq. ft. (6)            $6.50

-----------------------------------------------------------------------------------------------------------------------------------

San Francisco, California                  Square feet expiring (1)                    100,719 sf        80,491 sf        92,181 sf
                                           Full service St-Line rent (2)           $ 2,927,734      $ 1,939,105      $ 2,155,799

     Minority Interest Adjustment (3)      Square feet expiring (1)                     18,045 sf        25,877 sf        18,511 sf
                                           Full service St-Line rent (2)             $ 504,137        $ 614,868        $ 453,332

     Cornerstone Portfolio                 Square feet expiring (1) (3)                 82,674 sf        54,614 sf        73,670 sf
                                           Full service St-Line rent (2) (3)       $ 2,423,597      $ 1,324,237      $ 1,702,467
                                           Full service St-Line rent per sq. ft.       $ 29.32          $ 24.25          $ 23.11
                                           % Full service St-Lined rent                  10.03%            5.48%            7.05%
                                           No. of tenant leases expiring (4)                23               19               17

                                           Asking market rent per sq. ft. (5)           $41.52
                                           Operating Expenses per sq. ft. (6)           $12.04

-----------------------------------------------------------------------------------------------------------------------------------


REGION NAME                                     2002               2003             2004             2005             2006
---------------------------------------------------------------------------------------------------------------------------------
Santa Clara County, California (7)                78,576 sf         193,888 sf       134,649 sf        21,642 sf        52,249 sf
                                             $ 2,367,326        $ 7,209,617      $ 4,403,824        $ 747,082      $ 1,582,561

     Minority Interest Adjustment (3)                    sf                 sf               sf               sf               sf
                                             $        --        $        --      $        --        $      --      $        --

     Cornerstone Portfolio                        78,576 sf         193,888 sf       134,649 sf        21,642 sf        52,249 sf
                                             $ 2,367,326        $ 7,209,617      $ 4,403,824        $ 747,082      $ 1,582,561
                                                 $ 30.13            $ 37.18          $ 32.71          $ 34.52          $ 30.29
                                                    6.62%             20.17%           12.32%            2.09%            4.43%
                                                      24                 24               18                4                5




---------------------------------------------------------------------------------------------------------------------------------

Denver, Colorado                                 138,702 sf         182,284 sf       138,948 sf               sf               sf
                                             $ 2,174,053        $ 3,569,775      $ 2,703,710      $        --      $        --

     Minority Interest Adjustment (3)                    sf                 sf               sf               sf               sf
                                             $        --        $        --      $        --      $        --      $        --

     Cornerstone Portfolio                       138,702 sf         182,284 sf       138,948 sf               sf               sf
                                             $ 2,174,053        $ 3,569,775      $ 2,703,710      $        --      $        --
                                                 $ 15.67            $ 19.58          $ 19.46      $        --      $        --
                                                    9.63%             15.81%           11.98%            0.00%            0.00%
                                                      15                  6                5                0                0




---------------------------------------------------------------------------------------------------------------------------------

San Francisco, California                        118,757 sf         289,362 sf       100,975 sf        50,032 sf         1,915 sf
                                             $ 3,269,241        $ 8,594,606      $ 4,391,406      $ 2,095,754         $ 44,046

     Minority Interest Adjustment (3)             37,421 sf          69,083 sf        20,984 sf         2,201 sf           638 sf
                                               $ 973,634        $ 2,000,478        $ 711,798         $ 76,990         $ 14,682

     Cornerstone Portfolio                        81,336 sf         220,280 sf        79,991 sf        47,832 sf         1,277 sf
                                             $ 2,295,608        $ 6,594,128      $ 3,679,609      $ 2,018,764         $ 29,364
                                                 $ 28.22            $ 29.94          $ 46.00          $ 42.21          $ 23.00
                                                    9.50%             27.29%           15.23%            8.35%            0.12%
                                                      25                 42               12                6                1




---------------------------------------------------------------------------------------------------------------------------------

                                                                                2009 and
REGION NAME                                     2007             2008            Beyond                Total               NRA
---------------------------------------------------------------------------------------------      ---------------------------------
Santa Clara County, California (7)                 2,780 sf        33,908 sf       338,232 sf          1,162,151 sf     1,199,312 sf
                                                $ 88,963        $ 676,440     $ 10,022,325          $ 35,748,571

     Minority Interest Adjustment (3)                    sf               sf               sf                    sf               sf
                                                $     --        $      --     $         --          $         --

     Cornerstone Portfolio                         2,780 sf        33,908 sf       338,232 sf          1,162,151 sf     1,199,312 sf
                                                $ 88,963        $ 676,440     $ 10,022,325          $ 35,748,571
                                                 $ 32.00          $ 19.95          $ 29.63               $ 30.76
                                                    0.25%            1.89%           28.04%               100.00%
                                                       1                4               11                   181




---------------------------------------------------------------------------------------------      ---------------------------------

Denver, Colorado                                  75,677 sf               sf       401,735 sf          1,154,456 sf     1,187,852 sf
                                             $ 1,621,691       $       --      $ 9,052,248          $ 22,573,613

     Minority Interest Adjustment (3)                    sf               sf               sf                    sf               sf
                                             $        --       $       --      $        --          $         --

     Cornerstone Portfolio                        75,677 sf               sf       401,735 sf          1,154,456 sf     1,187,852 sf
                                             $ 1,621,691       $       --      $ 9,052,248          $ 22,573,613
                                                 $ 21.43       $       --          $ 22.53               $ 19.55
                                                    7.18%            0.00%           40.10%               100.00%
                                                       2                0                1                    52




----------------------------------------------------------------------------------------------------------------------------------

San Francisco, California                        249,373 sf        19,911 sf        10,656 sf          1,114,372 sf     1,132,219 sf
                                             $ 6,899,223        $ 687,766        $ 291,138          $ 33,295,818

     Minority Interest Adjustment (3)            124,687 sf         6,637 sf         3,795 sf            327,878 sf       333,611 sf
                                             $ 3,449,611        $ 229,255        $ 102,674           $ 9,131,459

     Cornerstone Portfolio                       124,687 sf        13,274 sf         6,862 sf            786,495 sf       798,608 sf
                                             $ 3,449,611        $ 458,511        $ 188,463          $ 24,164,358
                                                 $ 27.67          $ 34.54          $ 27.47               $ 30.72
                                                   14.28%            1.90%            0.78%               100.00%
                                                       1                1                4                   151




---------------------------------------------------------------------------------------------      ---------------------------------

--------------------------------------------------------------------------------

                           Cornerstone Properties Inc.
                            Lease Expiration Schedule

--------------------------------------------------------------------------------

The following table sets forth certain categories of information relating to lease expirations for all of the Properties owned as of June 30, 1999.

                                                                                     Q3 - Q4
REGION NAME                                CATEGORY                                   1999             2000             2001
-----------------------------------------------------------------------------------------------------------------------------------
Minneapolis, Minnesota                     Square feet expiring (1)                      4,014 sf       110,115 sf         7,752 sf
                                           Full service St-Line rent (2)              $ 49,595      $ 3,381,548        $ 256,785

     Minority Interest Adjustment (3)      Square feet expiring (1)                      1,030 sf        28,267 sf         1,990 sf
                                           Full service St-Line rent (2)              $ 12,731        $ 868,043         $ 65,917

     Cornerstone Portfolio                 Square feet expiring (1) (3)                  2,984 sf        81,848 sf         5,762 sf
                                           Full service St-Line rent (2) (3)          $ 36,864      $ 2,513,505        $ 190,869
                                           Full service St-Line rent per sq. ft.       $ 12.36          $ 30.71          $ 33.13
                                           % Full service St-Lined rent                   0.12%            8.45%            0.64%
                                           No. of tenant leases expiring (4)                 4                3                4

                                           Asking market rent per sq. ft. (5)           $33.60
                                           Operating Expenses per sq. ft. (6)           $15.70

-----------------------------------------------------------------------------------------------------------------------------------

Washington, D.C. / Alexandria, Virginia    Square feet expiring (1)                     20,509 sf        60,423 sf        81,396 sf
                                           Full service St-Line rent (2)             $ 406,644      $ 1,998,940      $ 3,150,056

     Minority Interest Adjustment (3)      Square feet expiring (1)                            sf               sf               sf
                                           Full service St-Line rent (2)           $        --      $        --      $        --

     Cornerstone Portfolio                 Square feet expiring (1) (3)                 20,509 sf        60,423 sf        81,396 sf
                                           Full service St-Line rent (2) (3)         $ 406,644      $ 1,998,940      $ 3,150,056
                                           Full service St-Line rent per sq. ft.       $ 19.83          $ 33.08          $ 38.70
                                           % Full service St-Lined rent                   1.11%            5.46%            8.61%
                                           No. of tenant leases expiring (4)                11               11               13

                                           Asking market rent per sq. ft. (5)           $38.91
                                           Operating Expenses per sq. ft. (6)           $12.37

-----------------------------------------------------------------------------------------------------------------------------------

Suburban Chicago, Illinois                 Square feet expiring (1)                     37,656 sf        90,151 sf        56,373 sf
                                           Full service St-Line rent (2)           $ 1,084,731      $ 2,744,812      $ 1,872,643

     Minority Interest Adjustment (3)      Square feet expiring (1)                            sf               sf               sf
                                           Full service St-Line rent (2)           $        --      $        --      $        --

     Cornerstone Portfolio                 Square feet expiring (1) (3)                 37,656 sf        90,151 sf        56,373 sf
                                           Full service St-Line rent (2) (3)       $ 1,084,731      $ 2,744,812      $ 1,872,643
                                           Full service St-Line rent per sq. ft.       $ 28.81          $ 30.45          $ 33.22
                                           % Full service St-Lined rent                   3.97%           10.04%            6.85%
                                           No. of tenant leases expiring (4)                 8               14               10

                                           Asking market rent per sq. ft. (5)           $28.72
                                           Operating Expenses per sq. ft. (6)            $9.14

-----------------------------------------------------------------------------------------------------------------------------------


REGION NAME                                      2002               2003             2004             2005             2006
----------------------------------------------------------------------------------------------------------------------------------
Minneapolis, Minnesota                             51,959 sf         205,473 sf       176,039 sf        18,856 sf               sf
                                              $ 1,220,380        $ 6,695,659      $ 5,811,811        $ 631,174      $        --

     Minority Interest Adjustment (3)              13,338 sf          52,745 sf        45,189 sf         4,840 sf               sf
                                                $ 313,272        $ 1,718,776      $ 1,491,892        $ 162,022      $        --

     Cornerstone Portfolio                         38,621 sf         152,728 sf       130,850 sf        14,016 sf               sf
                                                $ 907,108        $ 4,976,883      $ 4,319,919        $ 469,151      $        --
                                                  $ 23.49            $ 32.59          $ 33.01          $ 33.47      $        --
                                                     3.05%             16.73%           14.52%            1.58%            0.00%
                                                        3                  3               10                1                0




----------------------------------------------------------------------------------------------------------------------------------

Washington, D.C. / Alexandria, Virginia            59,327 sf          60,016 sf        44,173 sf       188,151 sf        68,929 sf
                                              $ 1,467,241        $ 1,812,158      $ 1,692,940      $ 8,138,820      $ 3,326,592

     Minority Interest Adjustment (3)                     sf                 sf               sf               sf               sf
                                              $        --        $        --      $        --      $        --      $        --

     Cornerstone Portfolio                         59,327 sf          60,016 sf        44,173 sf       188,151 sf        68,929 sf
                                              $ 1,467,241        $ 1,812,158      $ 1,692,940      $ 8,138,820      $ 3,326,592
                                                  $ 24.73            $ 30.19          $ 38.33          $ 43.26          $ 48.26
                                                     4.01%              4.95%            4.63%           22.25%            9.09%
                                                        8                  8                7                6                3




----------------------------------------------------------------------------------------------------------------------------------

Suburban Chicago, Illinois                         99,911 sf         207,335 sf        65,677 sf               sf        17,848 sf
                                              $ 2,799,844        $ 6,139,109      $ 1,862,970     $         --        $ 487,221

     Minority Interest Adjustment (3)                     sf                 sf               sf               sf               sf
                                              $        --        $        --      $        --     $         --        $      --

     Cornerstone Portfolio                         99,911 sf         207,335 sf        65,677 sf               sf        17,848 sf
                                              $ 2,799,844        $ 6,139,109      $ 1,862,970     $         --        $ 487,221
                                                  $ 28.02            $ 29.61          $ 28.37     $         --             $ 27.30
                                                    10.24%             22.45%            6.81%            0.00%            1.78%
                                                       15                 19                9                0                3




----------------------------------------------------------------------------------------------------------------------------------

                                                                                2009 and
REGION NAME                                     2007             2008            Beyond                Total               NRA
---------------------------------------------------------------------------------------------      ---------------------------------
Minneapolis, Minnesota                                   sf               sf       540,112 sf          1,114,320 sf     1,117,439 sf
                                            $         --     $         --     $ 21,967,088          $ 40,014,040

     Minority Interest Adjustment (3)                    sf               sf       138,647 sf            286,046 sf       286,847 sf
                                            $         --     $         --      $ 5,638,952          $ 10,271,604

     Cornerstone Portfolio                               sf               sf       401,465 sf            828,274 sf       830,592 sf
                                            $         --     $         --     $ 16,328,137          $ 29,742,436
                                            $         --     $         --          $ 40.67               $ 35.91
                                                    0.00%            0.00%           54.90%               100.00%
                                                       0                0                2                    30




---------------------------------------------------------------------------------------------      ---------------------------------

Washington, D.C. / Alexandria, Virginia           69,661 sf        36,561 sf       281,040 sf            970,186 sf       993,297 sf
                                             $ 1,878,660      $ 1,187,340     $ 11,522,128          $ 36,581,518

     Minority Interest Adjustment (3)                    sf               sf               sf                    sf               sf
                                             $        --      $        --           $   --          $         --

     Cornerstone Portfolio                        69,661 sf        36,561 sf       281,040 sf            970,186 sf       993,297 sf
                                             $ 1,878,660      $ 1,187,340     $ 11,522,128          $ 36,581,518
                                                 $ 26.97          $ 32.48          $ 41.00               $ 37.71
                                                    5.14%            3.25%           31.50%               100.00%
                                                       6                6               13                    92




---------------------------------------------------------------------------------------------      ---------------------------------

Suburban Chicago, Illinois                        89,129 sf       110,201 sf       163,590 sf            937,871 sf       976,079 sf
                                             $ 2,413,008      $ 3,606,461      $ 4,332,312          $ 27,343,110

     Minority Interest Adjustment (3)                    sf               sf               sf                    sf               sf
                                             $        --      $        --           $   --          $         --

     Cornerstone Portfolio                        89,129 sf       110,201 sf       163,590 sf            937,871 sf       976,079 sf
                                             $ 2,413,008      $ 3,606,461      $ 4,332,312          $ 27,343,110
                                                    $ 27.07          $ 32.73          $ 26.48               $ 29.15
                                                    8.82%           13.19%           15.84%               100.00%
                                                       4                2                1                    85




---------------------------------------------------------------------------------------------      ---------------------------------

--------------------------------------------------------------------------------

                           Cornerstone Properties Inc.
                            Lease Expiration Schedule

--------------------------------------------------------------------------------

The following table sets forth certain categories of information relating to lease expirations for all of the Properties owned as of June 30, 1999.

                                                                                    Q3 - Q4
REGION NAME                                CATEGORY                                   1999             2000             2001
-----------------------------------------------------------------------------------------------------------------------------------
Santa Monica/West Los Angeles, California  Square feet expiring (1)                     33,388 sf        81,190 sf        96,060 sf
                                           Full service St-Line rent (2)             $ 852,692      $ 2,085,876      $ 4,050,858

     Minority Interest Adjustment (3)      Square feet expiring (1)                            sf               sf               sf
                                           Full service St-Line rent (2)           $        --      $        --      $        --

     Cornerstone Portfolio                 Square feet expiring (1) (3)                 33,388 sf        81,190 sf        96,060 sf
                                           Full service St-Line rent (2) (3)         $ 852,692      $ 2,085,876      $ 4,050,858
                                           Full service St-Line rent per sq. ft.       $ 25.54          $ 25.69          $ 42.17
                                           % Full service St-Lined rent                   3.66%            8.95%           17.39%
                                           No. of tenant leases expiring (4)                16               28               22

                                           Asking market rent per sq. ft. (5)           $33.52
                                           Operating Expenses per sq. ft. (6)           $11.71

-----------------------------------------------------------------------------------------------------------------------------------

Orange County, California                  Square feet expiring (1)                     57,814 sf        98,426 sf        93,529 sf
                                           Full service St-Line rent (2)           $ 1,357,238      $ 2,487,018      $ 2,064,270

     Minority Interest Adjustment (3)      Square feet expiring (1)                            sf               sf               sf
                                           Full service St-Line rent (2)           $        --      $        --      $        --

     Cornerstone Portfolio                 Square feet expiring (1) (3)                 57,814 sf        98,426 sf        93,529 sf
                                           Full service St-Line rent (2) (3)       $ 1,357,238      $ 2,487,018      $ 2,064,270
                                           Full service St-Line rent per sq. ft.       $ 23.48          $ 25.27          $ 22.07
                                           % Full service St-Lined rent                   8.72%           15.97%           13.26%
                                           No. of tenant leases expiring (4)                14               16               14

                                           Asking market rent per sq. ft. (5)           $26.70
                                           Operating Expenses per sq. ft. (6)            $8.65

-----------------------------------------------------------------------------------------------------------------------------------

Charlotte, North Carolina                  Square feet expiring (1)                      8,711 sf        53,325 sf        70,116 sf
                                           Full service St-Line rent (2)               $ 7,200        $ 983,772      $ 1,257,312

     Minority Interest Adjustment (3)      Square feet expiring (1)                            sf               sf               sf
                                           Full service St-Line rent (2)           $        --      $        --      $        --

     Cornerstone Portfolio                 Square feet expiring (1) (3)                  8,711 sf        53,325 sf        70,116 sf
                                           Full service St-Line rent (2) (3)           $ 7,200        $ 983,772      $ 1,257,312
                                           Full service St-Line rent per sq. ft.        $ 0.83          $ 18.45          $ 17.93
                                           % Full service St-Lined rent                   0.07%            9.17%           11.72%
                                           No. of tenant leases expiring (4)                 3                5                3

                                           Asking market rent per sq. ft. (5)           $24.15
                                           Operating Expenses per sq. ft. (6)            $6.90

-----------------------------------------------------------------------------------------------------------------------------------


REGION NAME                                      2002               2003             2004             2005               2006
-----------------------------------------------------------------------------------------------------------------------------------
Santa Monica/West Los Angeles, California         179,692 sf          69,820 sf        57,600 sf        68,209 sf        14,454 sf
                                              $ 4,859,643        $ 1,927,696      $ 1,579,755      $ 1,898,591        $ 505,595

     Minority Interest Adjustment (3)                     sf                 sf               sf               sf               sf
                                              $        --        $        --      $        --      $        --        $      --

     Cornerstone Portfolio                        179,692 sf          69,820 sf        57,600 sf        68,209 sf        14,454 sf
                                              $ 4,859,643        $ 1,927,696      $ 1,579,755      $ 1,898,591        $ 505,595
                                                  $ 27.04            $ 27.61          $ 27.43          $ 27.83          $ 34.98
                                                    20.86%              8.27%            6.78%            8.15%            2.17%
                                                       19                 20               12               10                4




-----------------------------------------------------------------------------------------------------------------------------------

Orange County, California                         196,180 sf          82,875 sf        31,610 sf        20,089 sf        22,911 sf
                                              $ 4,541,399        $ 2,002,416        $ 746,839        $ 463,857        $ 606,905

     Minority Interest Adjustment (3)                     sf                 sf               sf               sf               sf
                                              $        --        $        --      $        --        $      --        $      --

     Cornerstone Portfolio                        196,180 sf          82,875 sf        31,610 sf        20,089 sf        22,911 sf
                                              $ 4,541,399        $ 2,002,416        $ 746,839        $ 463,857        $ 606,905
                                                  $ 23.15            $ 24.16          $ 23.63          $ 23.09          $ 26.49
                                                    29.17%             12.86%            4.80%            2.98%            3.90%
                                                       27                 17                4                2                2




-----------------------------------------------------------------------------------------------------------------------------------

Charlotte, North Carolina                          74,711 sf          38,762 sf       142,111 sf        17,787 sf         1,222 sf
                                              $ 1,384,308          $ 744,072      $ 2,495,760        $ 318,456         $ 23,652

     Minority Interest Adjustment (3)                     sf                 sf               sf               sf               sf
                                              $        --        $        --      $        --        $      --         $     --

     Cornerstone Portfolio                         74,711 sf          38,762 sf       142,111 sf        17,787 sf         1,222 sf
                                              $ 1,384,308          $ 744,072      $ 2,495,760        $ 318,456         $ 23,652
                                                  $ 18.53            $ 19.20          $ 17.56          $ 17.90          $ 19.36
                                                    12.91%              6.94%           23.27%            2.97%            0.22%
                                                       11                  7                7                2                1




-----------------------------------------------------------------------------------------------------------------------------------

                                                                                2009 and
REGION NAME                                     2007             2008            Beyond                Total               NRA
---------------------------------------------------------------------------------------------      ---------------------------------
Santa Monica/West Los Angeles, California         60,460 sf        44,688 sf        74,949 sf            780,510 sf       847,153 sf
                                             $ 2,759,430      $ 1,357,144      $ 1,420,677          $ 23,297,958

     Minority Interest Adjustment (3)                    sf               sf               sf                    sf               sf
                                             $        --      $        --      $        --          $         --

     Cornerstone Portfolio                        60,460 sf        44,688 sf        74,949 sf            780,510 sf       847,153 sf
                                             $ 2,759,430      $ 1,357,144      $ 1,420,677          $ 23,297,958
                                                 $ 45.64          $ 30.37          $ 18.96               $ 29.85
                                                   11.84%            5.83%            6.10%               100.00%
                                                       3                6                8                   148




---------------------------------------------------------------------------------------------      ---------------------------------

Orange County, California                                sf        11,000 sf        45,333 sf            659,767 sf       710,115 sf
                                             $        --      $   275,482      $ 1,024,573          $ 15,569,997

     Minority Interest Adjustment (3)                    sf               sf               sf                    sf               sf
                                             $        --      $        --      $        --          $         --

     Cornerstone Portfolio                               sf        11,000 sf        45,333 sf            659,767 sf       710,115 sf
                                             $        --        $ 275,482      $ 1,024,573          $ 15,569,997
                                             $        --          $ 25.04          $ 22.60               $ 23.60
                                                    0.00%            1.77%            6.58%               100.00%
                                                       0                1                6                   103




---------------------------------------------------------------------------------------------      ---------------------------------

Charlotte, North Carolina                          9,889 sf        71,593 sf       119,535 sf            607,762 sf       612,728 sf
                                               $ 217,560      $ 1,331,436      $ 1,960,104          $ 10,723,632

     Minority Interest Adjustment (3)                    sf               sf               sf                    sf               sf
                                             $        --      $        --      $        --          $         --

     Cornerstone Portfolio                         9,889 sf        71,593 sf       119,535 sf            607,762 sf       612,728 sf
                                               $ 217,560      $ 1,331,436      $ 1,960,104          $ 10,723,632
                                                 $ 22.00          $ 18.60          $ 16.40               $ 17.64
                                                    2.03%           12.42%           18.28%               100.00%
                                                       1                3                4                    47




---------------------------------------------------------------------------------------------      ---------------------------------

--------------------------------------------------------------------------------

                           Cornerstone Properties Inc.
                            Lease Expiration Schedule

--------------------------------------------------------------------------------

The following table sets forth certain categories of information relating to lease expirations for all of the Properties owned as of June 30, 1999.

                                                                                     Q3 - Q4
REGION NAME                                CATEGORY                                   1999             2000             2001
-----------------------------------------------------------------------------------------------------------------------------------
Arizona                                    Square feet expiring (1)                     37,841 sf        74,645 sf       136,805 sf
                                           Full service St-Line rent (2)             $ 846,878      $ 1,454,919      $ 3,194,788

     Minority Interest Adjustment (3)      Square feet expiring (1)                            sf               sf               sf
                                           Full service St-Line rent (2)           $        --      $        --      $        --

     Cornerstone Portfolio                 Square feet expiring (1) (3)                 37,841 sf        74,645 sf       136,805 sf
                                           Full service St-Line rent (2) (3)         $ 846,878      $ 1,454,919      $ 3,194,788
                                           Full service St-Line rent per sq. ft.       $ 22.38          $ 19.49          $ 23.35
                                           % Full service St-Lined rent                   7.06%           12.13%           26.63%
                                           No. of tenant leases expiring (4)                 6               27               30

                                           Asking market rent per sq. ft. (5)           $23.77
                                           Operating Expenses per sq. ft. (6)            $8.89

-----------------------------------------------------------------------------------------------------------------------------------

San Diego, California                      Square feet expiring (1)                     15,582 sf        13,539 sf        39,388 sf
                                           Full service St-Line rent (2)             $ 340,632        $ 274,544        $ 635,750

     Minority Interest Adjustment (3)      Square feet expiring (1)                            sf               sf               sf
                                           Full service St-Line rent (2)           $        --      $        --      $        --

     Cornerstone Portfolio                 Square feet expiring (1) (3)                 15,582 sf        13,539 sf        39,388 sf
                                           Full service St-Line rent (2) (3)         $ 340,632        $ 274,544        $ 635,750
                                           Full service St-Line rent per sq. ft.       $ 21.86          $ 20.28          $ 16.14
                                           % Full service St-Lined rent                   4.52%            3.65%            8.44%
                                           No. of tenant leases expiring (4)                 5                5                7

                                           Asking market rent per sq. ft. (5)           $23.77
                                           Operating Expenses per sq. ft. (6)            $7.75

-----------------------------------------------------------------------------------------------------------------------------------

Los Angeles, California                    Square feet expiring (1)                     12,008 sf        64,867 sf        78,716 sf
                                           Full service St-Line rent (2)             $ 334,783      $ 1,878,609      $ 2,026,470

     Minority Interest Adjustment (3)      Square feet expiring (1)                            sf               sf               sf
                                           Full service St-Line rent (2)           $        --      $        --      $        --

     Cornerstone Portfolio                 Square feet expiring (1) (3)                 12,008 sf        64,867 sf        78,716 sf
                                           Full service St-Line rent (2) (3)         $ 334,783      $ 1,878,609      $ 2,026,470
                                           Full service St-Line rent per sq. ft.       $ 27.88          $ 28.96          $ 25.74
                                           % Full service St-Lined rent                   3.22%           18.07%           19.49%
                                           No. of tenant leases expiring (4)                 3                7                8

                                           Asking market rent per sq. ft. (5)           $25.06
                                           Operating Expenses per sq. ft. (6)            $9.65

-----------------------------------------------------------------------------------------------------------------------------------


REGION NAME                                     2002               2003             2004              2005              2006
----------------------------------------------------------------------------------------------------------------------------------
Arizona                                          103,206 sf         119,477 sf        66,022 sf         9,258 sf         7,050 sf
                                             $ 2,167,934        $ 2,580,739      $ 1,394,722        $ 191,161        $ 163,882

     Minority Interest Adjustment (3)                    sf                 sf               sf               sf               sf
                                             $        --        $        --      $        --        $      --        $      --

     Cornerstone Portfolio                       103,206 sf         119,477 sf        66,022 sf         9,258 sf         7,050 sf
                                             $ 2,167,934        $ 2,580,739      $ 1,394,722        $ 191,161        $ 163,882
                                                 $ 21.01            $ 21.60          $ 21.13          $ 20.65          $ 23.25
                                                   18.07%             21.52%           11.63%            1.59%            1.37%
                                                      26                 19               11                1                1




----------------------------------------------------------------------------------------------------------------------------------

San Diego, California                             44,536 sf         156,690 sf       112,860 sf               sf               sf
                                               $ 855,061        $ 3,095,564      $ 2,329,274      $        --      $        --

     Minority Interest Adjustment (3)                    sf                 sf               sf               sf               sf
                                             $        --        $        --      $        --        $      --        $      --

     Cornerstone Portfolio                        44,536 sf         156,690 sf       112,860 sf               sf               sf
                                               $ 855,061        $ 3,095,564      $ 2,329,274      $        --      $        --
                                                 $ 19.20            $ 19.76          $ 20.64      $        --      $        --
                                                   11.35%             41.11%           30.93%            0.00%            0.00%
                                                       7                 15               10                0                0




----------------------------------------------------------------------------------------------------------------------------------

Los Angeles, California                           42,729 sf          26,000 sf        80,096 sf               sf        11,834 sf
                                               $ 990,062          $ 649,496      $ 2,021,842      $        --        $ 407,092

     Minority Interest Adjustment (3)                    sf                 sf               sf               sf               sf
                                             $        --        $        --      $        --        $      --        $      --

     Cornerstone Portfolio                        42,729 sf          26,000 sf        80,096 sf               sf        11,834 sf
                                               $ 990,062          $ 649,496      $ 2,021,842      $        --        $ 407,092
                                                 $ 23.17            $ 24.98          $ 25.24      $        --          $ 34.40
                                                    9.52%              6.25%           19.44%            0.00%            3.92%
                                                       4                  5                6                0                1




----------------------------------------------------------------------------------------------------------------------------------

                                                                               2009 and
REGION NAME                                    2007             2008            Beyond                Total               NRA
--------------------------------------------------------------------------------------------      ---------------------------------
Arizona                                                 sf               sf         7,694 sf            561,998 sf       586,038 sf
                                            $        --      $        --        $      --          $ 11,995,024

     Minority Interest Adjustment (3)                   sf               sf               sf                    sf               sf
                                            $        --      $        --        $      --          $         --

     Cornerstone Portfolio                              sf               sf         7,694 sf            561,998 sf       586,038 sf
                                            $        --      $        --        $      --          $ 11,995,024
                                            $        --      $        --        $      --               $ 21.34
                                                   0.00%            0.00%            0.00%               100.00%
                                                      0                0                3                   124




--------------------------------------------------------------------------------------------      ---------------------------------

San Diego, California                                   sf               sf         2,057 sf            384,652 sf       420,582 sf
                                            $        --      $        --        $      --          $  7,530,826

     Minority Interest Adjustment (3)                   sf               sf               sf                    sf               sf
                                            $        --      $        --        $      --          $         --

     Cornerstone Portfolio                              sf               sf         2,057 sf            384,652 sf       420,582 sf
                                            $        --      $        --        $      --           $ 7,530,826
                                            $        --      $        --        $      --               $ 19.58
                                                   0.00%            0.00%            0.00%               100.00%
                                                      0                0                2                    51




--------------------------------------------------------------------------------------------      ---------------------------------

Los Angeles, California                          68,751 sf               sf         2,687 sf            387,688 sf       401,629 sf
                                            $ 2,089,600      $        --        $      --          $ 10,397,954

     Minority Interest Adjustment (3)                   sf               sf               sf                    sf               sf
                                            $        --      $        --        $      --          $         --

     Cornerstone Portfolio                       68,751 sf               sf         2,687 sf            387,688 sf       401,629 sf
                                            $ 2,089,600      $        --        $      --          $ 10,397,954
                                                $ 30.39      $        --        $      --               $ 26.82
                                                  20.10%            0.00%            0.00%               100.00%
                                                      2                0                2                    38




--------------------------------------------------------------------------------------------      ---------------------------------

--------------------------------------------------------------------------------

                           Cornerstone Properties Inc.
                            Lease Expiration Schedule

--------------------------------------------------------------------------------

The following table sets forth certain categories of information relating to lease expirations for all of the Properties owned as of June 30, 1999.

                                                                                      Q3 - Q4
REGION NAME                                CATEGORY                                    1999             2000             2001
-----------------------------------------------------------------------------------------------------------------------------------
New York City, New York                    Square feet expiring (1)                     12,021 sf        26,517 sf       127,306 sf
                                           Full service St-Line rent (2)             $ 557,340      $ 1,231,926      $ 7,219,637

     Minority Interest Adjustment (3)      Square feet expiring (1)                            sf               sf               sf
                                           Full service St-Line rent (2)             $      --      $        --      $        --

     Cornerstone Portfolio                 Square feet expiring (1) (3)                 12,021 sf        26,517 sf       127,306 sf
                                           Full service St-Line rent (2) (3)         $ 557,340      $ 1,231,926      $ 7,219,637
                                           Full service St-Line rent per sq. ft.       $ 46.36          $ 46.46          $ 56.71
                                           % Full service St-Lined rent                   2.82%            6.23%           36.51%
                                           No. of tenant leases expiring (4)                 4                9               13

                                           Asking market rent per sq. ft. (5)           $56.00
                                           Operating Expenses per sq. ft. (6)           $22.20

-----------------------------------------------------------------------------------------------------------------------------------

Conejo Valley (Ventura), California        Square feet expiring (1)                      3,004 sf        64,748 sf         9,174 sf
                                           Full service St-Line rent (2)              $ 62,181      $ 1,530,548        $ 218,000

     Minority Interest Adjustment (3)      Square feet expiring (1)                            sf               sf               sf
                                           Full service St-Line rent (2)             $      --      $        --      $        --

     Cornerstone Portfolio                 Square feet expiring (1) (3)                  3,004 sf        64,748 sf         9,174 sf
                                           Full service St-Line rent (2) (3)          $ 62,181      $ 1,530,548        $ 218,000
                                           Full service St-Line rent per sq. ft.       $ 20.70          $ 23.64          $ 23.76
                                           % Full service St-Lined rent                   1.30%           32.01%            4.56%
                                           No. of tenant leases expiring (4)                 2                6                1

                                           Asking market rent per sq. ft. (5)           $24.31
                                           Operating Expenses per sq. ft. (6)            $8.03

-----------------------------------------------------------------------------------------------------------------------------------

Other Regions                              Square feet expiring (1)                     12,017 sf         8,916 sf        65,115 sf
                                           Full service St-Line rent (2)             $ 232,834        $ 167,560      $ 1,342,905

     Minority Interest Adjustment (3)      Square feet expiring (1)                            sf               sf               sf
                                           Full service St-Line rent (2)             $      --      $        --      $        --

     Cornerstone Portfolio                 Square feet expiring (1) (3)                 12,017 sf         8,916 sf        65,115 sf
                                           Full service St-Line rent (2) (3)         $ 232,834        $ 167,560      $ 1,342,905
                                           Full service St-Line rent per sq. ft.       $ 19.38          $ 18.79          $ 20.62
                                           % Full service St-Lined rent                   7.44%            5.35%           42.90%
                                           No. of tenant leases expiring (4)                 3                5                7

                                           Asking market rent per sq. ft. (5)           $19.35
                                           Operating Expenses per sq. ft. (6)            $7.37

-----------------------------------------------------------------------------------------------------------------------------------


REGION NAME                                      2002               2003             2004             2005             2006
----------------------------------------------------------------------------------------------------------------------------------
New York City, New York                            48,569 sf          50,590 sf        41,213 sf        11,566 sf        27,074 sf
                                              $ 2,485,855        $ 2,165,719      $ 2,704,127        $ 616,071      $ 1,173,698

     Minority Interest Adjustment (3)                     sf                 sf               sf               sf               sf
                                              $        --        $        --      $        --        $      --      $        --

     Cornerstone Portfolio                         48,569 sf          50,590 sf        41,213 sf        11,566 sf        27,074 sf
                                              $ 2,485,855        $ 2,165,719      $ 2,704,127        $ 616,071      $ 1,173,698
                                                  $ 51.18            $ 42.81          $ 65.61          $ 53.27          $ 43.35
                                                    12.57%             10.95%           13.67%            3.12%            5.94%
                                                       12                  8                8                2                5




----------------------------------------------------------------------------------------------------------------------------------

Conejo Valley (Ventura), California                70,168 sf          36,919 sf         2,085 sf        12,126 sf         9,111 sf
                                              $ 1,569,494          $ 878,836         $ 31,807        $ 269,825        $ 221,423

     Minority Interest Adjustment (3)                     sf                 sf               sf               sf               sf
                                              $        --        $        --      $        --        $      --      $        --

     Cornerstone Portfolio                         70,168 sf          36,919 sf         2,085 sf        12,126 sf         9,111 sf
                                              $ 1,569,494          $ 878,836         $ 31,807        $ 269,825        $ 221,423
                                                  $ 22.37            $ 23.80          $ 15.26          $ 22.25          $ 24.30
                                                    32.82%             18.38%            0.67%            5.64%            4.63%
                                                        3                  3                1                1                1




----------------------------------------------------------------------------------------------------------------------------------

Other Regions                                       7,353 sf          32,569 sf         2,997 sf        12,892 sf               sf
                                                $ 152,905          $ 647,607         $ 61,846        $ 293,862      $        --

     Minority Interest Adjustment (3)                     sf                 sf               sf               sf               sf
                                              $        --        $        --      $        --        $      --      $        --

     Cornerstone Portfolio                          7,353 sf          32,569 sf         2,997 sf        12,892 sf               sf
                                                $ 152,905          $ 647,607         $ 61,846        $ 293,862      $        --
                                                  $ 20.79            $ 19.88          $ 20.64          $ 22.79      $        --
                                                     4.88%             20.69%            1.98%            9.39%            0.00%
                                                        3                  5                1                2                0




----------------------------------------------------------------------------------------------------------------------------------

                                                                               2009 and
REGION NAME                                    2007             2008            Beyond                Total               NRA
--------------------------------------------------------------------------------------------      ---------------------------------
New York City, New York                          32,929 sf               sf           207 sf            377,992 sf       378,965 sf
                                            $ 1,620,918      $        --      $        --          $ 19,775,291

     Minority Interest Adjustment (3)                   sf               sf               sf                    sf               sf
                                            $        --      $        --      $        --          $         --

     Cornerstone Portfolio                       32,929 sf               sf           207 sf            377,992 sf       378,965 sf
                                            $ 1,620,918      $        --      $        --          $ 19,775,291
                                                $ 49.22      $        --      $        --               $ 52.32
                                                   8.20%            0.00%            0.00%               100.00%
                                                      2                0                1                    64




--------------------------------------------------------------------------------------------      ---------------------------------

Conejo Valley (Ventura), California                     sf               sf           245 sf            207,580 sf       234,255 sf
                                            $        --      $        --      $        --           $ 4,782,115

     Minority Interest Adjustment (3)                   sf               sf               sf                    sf               sf
                                            $        --      $        --      $        --           $        --

     Cornerstone Portfolio                              sf               sf           245 sf            207,580 sf       234,255 sf
                                            $        --      $        --      $        --           $ 4,782,115
                                            $        --      $        --      $        --               $ 23.04
                                                   0.00%            0.00%            0.00%               100.00%
                                                      0                0                1                    19




--------------------------------------------------------------------------------------------      ---------------------------------

Other Regions                                    11,501 sf               sf         3,991 sf            157,351 sf       209,579 sf
                                              $ 230,905        $      --          $    --           $ 3,130,424

     Minority Interest Adjustment (3)                   sf               sf               sf                    sf               sf
                                              $      --        $      --          $    --          $         --

     Cornerstone Portfolio                       11,501 sf               sf         3,991 sf            157,351 sf       209,579 sf
                                              $ 230,905        $      --          $    --           $ 3,130,424
                                                $ 20.08        $      --          $    --               $ 19.89
                                                   7.38%            0.00%            0.00%               100.00%
                                                      1                0                2                    29




--------------------------------------------------------------------------------------------      ---------------------------------

                           Cornerstone Properties Inc.
                            Lease Expiration Schedule
                                    Footnotes

----------
(1)   The total square footage expiring in any particular year.

(2) Full Service Straight-line rent is the annual average of all lease payments required to be made through the term of the lease as required under Generally Accepted Accounting Principles plus the annualized recovery of operating expenses.

(3) Full Service Straight-line rent and square feet expiring include an adjustment for the interest of a joint venture or minority partner. Calculations are based on the partners' 1999 percentage participation in the cash flows of the property.

(4)   The number of tenant leases expiring in each year.

(5) Asking market rent is the average initially quoted rent to prospective tenants in each building. All market rents shown are on full service basis.

(6) Operating Expenses are the projected recoverable expenses quoted to prospective tenants in each building.

(7) The rentable area associated with the Pruneyard Inn (94,500 sf) is not included in the portfolio NRA.

                           Cornerstone Properties Inc.

                           Supplemental Information to

                           Quarterly Earnings Release

                            Tenant Retention Schedule

--------------------------------------------------------------------------------

                           Cornerstone Properties Inc.
                            Tenant Retention Schedule
                               As of June 30, 1999

--------------------------------------------------------------------------------

The attached table sets forth the Company's tenant retention on expiring leases since January 1, 1995. The analysis is based upon the percentage of expiring leases in the applicable building with a tenant or subtenant being retained in the expiring space, or an existing tenant expanding into the expiring space. A tenant's lease is added to the retention schedule at the time a lease extension is signed with the tenant, or the tenant notifies the Company of an option being exercised.

--------------------------------------------------------------------------------

                                                       1995                                1996
                                          ------------------------------      -------------------------------
                                           sq ft        sq ft                  sq ft        sq ft
Region                                    retained     expired     ret %      retained     expired      ret %
---------------------------------------   ------------------------------      -------------------------------
Boston, Massachusetts                           --           --      --         95,816       96,658       99%

San Mateo County, California                    --           --      --             --           --       --

East Bay, California                            --           --      --             --           --       --

Atlanta, Georgia                                --           --      --             --           --       --

Seattle, Washington                         29,547       44,742      66%        86,956      106,250       82%

Santa Clara County, California                  --           --      --             --           --       --

Denver, Colorado                            64,627       71,364      91%        43,601       72,903       60%

San Francisco, California                       --           --      --             --           --       --

Minneapolis, Minnesota                      22,762       23,792      96%         4,336        9,777       44%

Washington, D.C./Alexandria, Virginia           --           --      --             --           --       --

Suburban Chicago, Illinois                      --           --      --             --           --       --

Santa Monica/West Los Angeles, CA               --           --      --             --           --       --

Orange County, California                       --           --      --             --           --       --

Charlotte, North Carolina                       --           --      --             --           --       --

Arizona                                         --           --      --             --           --       --

San Diego, California                           --           --      --             --           --       --

Los Angeles, California                         --           --      --             --           --       --

New York City, New York                         --           --      --         46,003       53,762       86%

Conejo Valley (Ventura), California             --           --      --             --           --       --

Other Regions                                   --           --      --             --           --       --

                                          ------------------------------      -------------------------------
          (1) TOTAL PORTFOLIO              116,936      139,898      84%       276,712      339,350       82%

                                                       1997                                1998
                                         ------------------------------     ----------------------------------
                                          sq ft         sq ft                sq ft           sq ft
Region                                   retained      expired    ret %     retained        expired      ret %
---------------------------------------  ------------------------------     ----------------------------------
Boston, Massachusetts                      41,252       65,223      63%       482,864        523,936       92%

San Mateo County, California                   --           --      --          1,730          9,757       18%

East Bay, California                           --           --      --             --         17,601        0%

Atlanta, Georgia                           10,672       21,725      49%        65,397        177,393       37%

Seattle, Washington                       182,194      207,738      88%       394,746        417,094       95%

Santa Clara County, California                 --           --      --             --             --       --

Denver, Colorado                          266,021      313,612      85%        78,144        106,249       74%

San Francisco, California                      --           --      --             --            311        0%

Minneapolis, Minnesota                    205,749      234,260      88%       101,382        114,447       89%

Washington, D.C./Alexandria, Virginia          --        8,889       0%       128,611        169,699       76%

Suburban Chicago, Illinois                 35,320       42,099      84%        75,006        178,898       42%

Santa Monica/West Los Angeles, CA              --           --      --         15,975         18,897       85%

Orange County, California                      --           --      --          1,149         12,801        9%

Charlotte, North Carolina                   2,974        6,390      47%        35,239         59,158       60%

Arizona                                        --           --      --            991            991      100%

San Diego, California                          --           --      --             --             --       --

Los Angeles, California                        --           --      --             --             --       --

New York City, New York                    43,007       71,266      60%        37,448         52,025       72%

Conejo Valley (Ventura), California            --           --      --             --             --       --

Other Regions                                  --           --      --         12,343         25,870       48%

                                         ------------------------------     ----------------------------------
          (1) TOTAL PORTFOLIO             787,189      971,202      81%     1,431,025      1,885,127       76%

                                                        1999 YTD                                    TOTAL
                                         ----------------------------------        ----------------------------------
                                           sq ft           sq ft                     sq ft            sq ft
Region                                   retained         expired     ret %        retained          expired    ret %
---------------------------------------  ----------------------------------        ----------------------------------
Boston, Massachusetts                      24,829          24,829      100%          644,761         710,646      91%

San Mateo County, California               94,118         217,765       43%           95,848         227,522      42%

East Bay, California                       72,338          84,089       86%           72,338         101,690      71%

Atlanta, Georgia                           10,332          23,421       44%           86,401         222,539      39%

Seattle, Washington                        79,857          94,685       84%          773,300         870,509      89%

Santa Clara County, California             40,645         133,769       30%           40,645         133,769      30%

Denver, Colorado                            9,877          13,119       75%          462,270         577,247      80%

San Francisco, California                 142,565         156,518       91%          142,565         156,829      91%

Minneapolis, Minnesota                     42,476          42,476      100%          376,705         424,752      89%

Washington, D.C./Alexandria, Virginia       6,699          43,020       16%          135,310         221,608      61%

Suburban Chicago, Illinois                231,332         275,895       84%          341,658         496,892      69%

Santa Monica/West Los Angeles, CA          95,621         121,048       79%          111,596         139,945      80%

Orange County, California                   4,386          21,356       21%            5,535          34,157      16%

Charlotte, North Carolina                  26,362          31,165       85%           64,575          96,713      67%

Arizona                                    24,279          43,904       55%           25,270          44,895      56%

San Diego, California                      20,524          40,076       51%           20,524          40,076      51%

Los Angeles, California                     2,032           4,064       50%            2,032           4,064      50%

New York City, New York                    23,341          27,289       86%          149,799         204,342      73%

Conejo Valley (Ventura), California        17,562          19,964       88%           17,562          19,964      88%

Other Regions                               9,245          41,759       22%           21,588          67,629      32%

                                         ----------------------------------        ---------------------------------
          (1) TOTAL PORTFOLIO             978,420       1,460,211       67%        3,590,282       4,795,788      75%

          (1) 1996 and 1997 retention has been restated to reflect the 1998 sale of the Frick Building.

--------------------------------------------------------------------------------

                           Cornerstone Properties Inc.

                           Supplemental Information to

                           Quarterly Earnings Release

                     Leasing Costs and Capital Expenditures

--------------------------------------------------------------------------------

                           Cornerstone Properties Inc.
                         Non-Revenue Generating Capital
                               (Recurring Capital)

--------------------------------------------------------------------------------

    Region                                               1999 YTD           1998             1997             1996
    ------------------------------------------------   -----------------------------------------------------------------
(1) Portfolio Total
           (2) Weighted Average Square Footage Owned    10,028,573 sf    11,085,545 sf     5,121,760 sf     3,832,635 sf
               Capital Expenditures                    $ 1,917,814      $ 1,671,684      $   487,956      $   518,632
               Minority Interest Adjustment            $     1,156      $        --      $     2,195      $        --
                                                       -----------------------------------------------------------------
               Total Cornerstone Share                 $ 1,916,659      $ 1,671,684      $   485,761      $   518,632
               Total Per Square Foot                   $      0.19      $      0.15      $      0.09      $      0.14

           (2) Total Square Feet Leased                  1,246,040 sf     1,768,939 sf       958,815 sf       376,197 sf
               Total Tenant Lease Costs                $12,530,933      $15,876,813      $ 7,127,582      $ 4,344,926
               Minority Interest Adjustment            $   286,376      $        --      $        --      $        --
                                                       -----------------------------------------------------------------
               Total Cornerstone Share                 $12,244,557      $15,876,813      $ 7,127,582      $ 4,344,926
               Total Per Square Foot                   $      9.83      $      8.98      $      7.43      $     11.55

    Region                                                1995        Total / Average
    ------------------------------------------------  -------------------------------
(1) Portfolio Total
           (2) Weighted Average Square Footage Owned    3,290,776 sf     6,671,858 sf
               Capital Expenditures                   $        --      $   919,217
               Minority Interest Adjustment           $        --      $       670
                                                                       -----------
                                                                       -----------
               Total Cornerstone Share                $        --      $   918,547
               Total Per Square Foot                  $        --      $      0.14

           (2) Total Square Feet Leased                   154,819 sf     4,504,810 sf
               Total Tenant Lease Costs               $   576,381      $40,456,635
               Minority Interest Adjustment           $        --      $    57,275
                                                                       -----------
                                                                       -----------
               Total Cornerstone Share                $   576,381      $40,399,360
               Total Per Square Foot                  $      3.72      $      8.97

(1) 1996 and 1997 leasing and capital costs have been restated to reflect the 1998 sale of the Frick Building.

(2) Square Footage Owned and Leased have been adjusted for minority interest partners.

--------------------------------------------------------------------------------

The following table shows Historical Non-Incremental Revenue Generating Leasing Costs, which are the leasing costs (tenant improvements and leasing commissions), in total and on a per square foot basis, to re-lease expiring leases or renew or extend existing leases. The Company believes that its ability to renew and extend existing tenants at a high percentage has substantially reduced its overall leasing costs on a per square foot basis. Additionally, the table shows Historical Non-Incremental Revenue Generating Capital Expenditures, which are Capital Expenditures expended to maintain a property in a Class A manner and do not give rise to additional earnings capacity, but rather allow the property to maintain its competitive position within its market. The Company believes that its focus on continuing high level of maintenance of its assets has greatly reduced the amount of Capital Expenditures required at its buildings.

Boston, Massachusetts
               Weighted Average Square Footage Owned     1,378,083 sf     2,666,317 sf        672,069 sf        463,691 sf
               Capital Expenditures                    $    77,565      $   476,741       $    53,185       $   518,632
               Minority Interest Adjustment            $       638      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $    76,928      $   476,741       $    53,185       $   518,632
               Total Per Square Foot                   $      0.06      $      0.18       $      0.08       $      1.12

               Total Square Feet Leased                     29,061 sf       506,584 sf         68,110 sf        117,794 sf
               Total Tenant Lease Costs                $   102,340      $ 6,935,065       $ 1,349,047       $ 2,158,339
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $   102,340      $ 6,935,065       $ 1,349,047       $ 2,158,339
               Total Per Square Foot                   $      3.52      $     13.69       $     19.81       $     18.32

San Mateo County, California
               Weighted Average Square Footage Owned     1,077,971 sf        95,295 sf                sf                sf
               Capital Expenditures                    $   703,305      $    81,080       $        --       $        --
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $   703,305      $    81,080       $        --       $        --
               Total Per Square Foot                   $      0.65      $      0.85       $        --       $        --

               Total Square Feet Leased                    174,754 sf         1,730 sf              sf                  sf
               Total Tenant Lease Costs                $ 2,052,152      $        --       $        --       $        --
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $ 2,052,152      $        --       $        --       $        --
               Total Per Square Foot                   $     11.74      $        --       $        --       $        --

East Bay, California
               Weighted Average Square Footage Owned       828,867 sf        73,386 sf                sf                sf
               Capital Expenditures                    $   139,234      $    13,500       $        --       $        --
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $   139,234      $    13,500       $        --       $        --
               Total Per Square Foot                   $      0.17      $      0.18       $        --       $        --

               Total Square Feet Leased                     93,623 sf               sf                sf                sf
               Total Tenant Lease Costs                $   602,989      $        --       $        --       $        --
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $   602,989      $        --       $        --       $        --
               Total Per Square Foot                   $      6.44      $        --       $        --       $        --

Boston, Massachusetts
               Weighted Average Square Footage Owned        77,494 sf      1,051,531 sf
               Capital Expenditures                    $        --       $   225,225
               Minority Interest Adjustment            $        --       $       128
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $   225,097
               Total Per Square Foot                   $        --       $      0.21

               Total Square Feet Leased                            sf        721,549 sf
               Total Tenant Lease Costs                $        --       $10,544,791
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $10,544,791
               Total Per Square Foot                   $        --       $     14.61

San Mateo County, California
               Weighted Average Square Footage Owned               sf        234,653 sf
               Capital Expenditures                    $        --       $   156,877
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $   156,877
               Total Per Square Foot                   $        --       $      0.67

               Total Square Feet Leased                            sf        176,484 sf
               Total Tenant Lease Costs                $        --       $ 2,052,152
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $ 2,052,152
               Total Per Square Foot                   $        --       $     11.63

East Bay, California
               Weighted Average Square Footage Owned               sf        180,451 sf
               Capital Expenditures                    $        --       $    30,547
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $    30,547
               Total Per Square Foot                   $        --       $      0.17

               Total Square Feet Leased                            sf         93,623 sf
               Total Tenant Lease Costs                $        --       $   602,989
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $   602,989
               Total Per Square Foot                   $        --       $      6.44

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           Cornerstone Properties Inc.
                         Non-Revenue Generating Capital
                               (Recurring Capital)

--------------------------------------------------------------------------------

Region                                                    1999 YTD           1998              1997             1996
----------------------------------------------------   -------------------------------------------------------------------
Atlanta, Georgia
               Weighted Average Square Footage Owned       817,220 sf     1,647,986 sf        297,992 sf                sf
               Capital Expenditures                    $        --      $        --       $        --       $        --
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $        --      $        --       $        --       $        --
               Total Per Square Foot                   $        --      $        --       $        --       $        --

               Total Square Feet Leased                     18,121 sf       170,672 sf         13,269 sf                sf
               Total Tenant Lease Costs                $   281,459      $ 1,280,053       $   269,265       $        --
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $   281,459      $ 1,280,053       $   269,265       $        --
               Total Per Square Foot                   $     15.53      $      7.50       $     20.29       $        --

Seattle, Washington
               Weighted Average Square Footage Owned       728,863 sf     1,168,321 sf      1,154,560 sf      1,154,560 sf
               Capital Expenditures                    $    16,297      $    59,337       $    21,922       $        --
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $    16,297      $    59,337       $    21,922       $        --
               Total Per Square Foot                   $      0.02      $      0.05       $      0.02       $        --

               Total Square Feet Leased                     85,285 sf       432,547 sf        208,875 sf        124,474 sf
               Total Tenant Lease Costs                $   448,732      $ 2,177,172       $ 1,204,606       $   793,361
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $   448,732      $ 2,177,172       $ 1,204,606       $   793,361
               Total Per Square Foot                   $      5.26      $      5.03       $      5.77       $      6.37

Santa Clara County, California
               Weighted Average Square Footage Owned       641,589 sf        56,510 sf                sf                sf
               Capital Expenditures                    $   454,151      $    36,389       $        --       $        --
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $   454,151      $    36,389       $        --       $        --
               Total Per Square Foot                   $      0.71      $      0.64       $        --       $        --

               Total Square Feet Leased                     80,154 sf               sf                sf                sf
               Total Tenant Lease Costs                $   671,873      $        --       $        --       $        --
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $   671,873      $        --       $        --       $        --
               Total Per Square Foot                   $      8.38      $        --       $        --       $        --

Denver, Colorado
               Weighted Average Square Footage Owned       589,044 sf     1,187,752 sf      1,187,752 sf      1,187,752 sf
               Capital Expenditures                    $        --      $        --       $   102,000       $        --
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $        --      $        --       $   102,000       $        --
               Total Per Square Foot                   $        --      $        --       $      0.09       $        --

               Total Square Feet Leased                     13,024 sf        85,110 sf        308,697 sf         81,445 sf
               Total Tenant Lease Costs                $    25,000      $   201,233       $ 1,823,664       $ 1,009,006
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $    25,000      $   201,233       $ 1,823,664       $ 1,009,006
               Total Per Square Foot                   $      1.92      $      2.36       $      5.91       $     12.39

San Francisco, California
               Weighted Average Square Footage Owned       396,022 sf       163,815 sf                sf                sf
               Capital Expenditures                    $    56,576      $    12,773       $        --       $        --
               Minority Interest Adjustment            $       518      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $    56,058      $    12,773       $        --       $        --
               Total Per Square Foot                   $      0.14      $      0.08       $        --       $        --

               Total Square Feet Leased                    122,088 sf               sf                sf                sf
               Total Tenant Lease Costs                $ 2,025,597      $        --       $        --       $        --
               Minority Interest Adjustment            $   275,971      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $ 1,749,626      $        --       $        --       $        --
               Total Per Square Foot                   $     14.33      $        --       $        --       $        --

Region                                                     1995         Total / Average
----------------------------------------------------   --------------------------------
Atlanta, Georgia
               Weighted Average Square Footage Owned               sf        552,640 sf
               Capital Expenditures                    $        --       $        --
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $        --
               Total Per Square Foot                   $        --       $        --

               Total Square Feet Leased                            sf        202,062 sf
               Total Tenant Lease Costs                $        --       $ 1,830,777
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $ 1,830,777
               Total Per Square Foot                   $        --       $      9.06

Seattle, Washington
               Weighted Average Square Footage Owned     1,154,560 sf      1,072,173 sf
               Capital Expenditures                    $        --       $    19,511
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $    19,511
               Total Per Square Foot                   $        --       $      0.02

               Total Square Feet Leased                     53,894 sf        905,075 sf
               Total Tenant Lease Costs                $   290,971       $ 4,914,842
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $   290,971       $ 4,914,842
               Total Per Square Foot                   $      5.40       $      5.43

Santa Clara County, California
               Weighted Average Square Footage Owned               sf        139,620 sf
               Capital Expenditures                    $        --       $    98,108
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $    98,108
               Total Per Square Foot                   $        --       $      0.70

               Total Square Feet Leased                            sf         80,154 sf
               Total Tenant Lease Costs                $        --       $   671,873
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $   671,873
               Total Per Square Foot                   $        --       $      8.38

Denver, Colorado
               Weighted Average Square Footage Owned     1,187,752 sf      1,068,010 sf
               Capital Expenditures                    $        --       $    20,400
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $    20,400
               Total Per Square Foot                   $        --       $      0.02

               Total Square Feet Leased                     75,939 sf        564,215 sf
               Total Tenant Lease Costs                $   141,135       $ 3,200,038
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $   141,135       $ 3,200,038
               Total Per Square Foot                   $      1.86       $      5.67

San Francisco, California
               Weighted Average Square Footage Owned               sf        111,967 sf
               Capital Expenditures                    $        --       $    13,870
               Minority Interest Adjustment            $        --       $       104
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $    13,766
               Total Per Square Foot                   $        --       $      0.12

               Total Square Feet Leased                            sf        122,088 sf
               Total Tenant Lease Costs                $        --       $ 2,025,597
               Minority Interest Adjustment            $        --       $   275,971
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $ 1,749,626
               Total Per Square Foot                   $        --       $     14.33

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           Cornerstone Properties Inc.
                         Non-Revenue Generating Capital
                               (Recurring Capital)

--------------------------------------------------------------------------------

Region                                                    1999 YTD           1998              1997             1996
----------------------------------------------------   -------------------------------------------------------------------
Minneapolis, Minnesota
               Weighted Average Square Footage Owned       411,883 sf       870,970 sf        870,970 sf        870,970 sf
               Capital Expenditures                    $        --      $        --       $    10,974       $        --
               Minority Interest Adjustment            $        --      $        --       $     2,195       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $        --      $        --       $     8,779       $        --
               Total Per Square Foot                   $        --      $        --       $      0.01       $        --

               Total Square Feet Leased                     31,572 sf       125,966 sf        212,795 sf          6,629 sf
               Total Tenant Lease Costs                $    40,532      $   513,054       $   569,103       $    42,237
               Minority Interest Adjustment            $    10,405      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $    30,127      $   513,054       $   569,103       $    42,237
               Total Per Square Foot                   $      0.95      $      4.07       $      2.67       $      6.37

Washington, D.C. / Alexandria, Virginia
               Weighted Average Square Footage Owned       492,566 sf       989,999 sf        177,548 sf                sf
               Capital Expenditures                    $        --      $    75,218       $        --       $        --
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $        --      $    75,218       $        --       $        --
               Total Per Square Foot                   $        --      $      0.08       $        --       $        --

               Total Square Feet Leased                     48,814 sf       151,775 sf                sf                sf
               Total Tenant Lease Costs                $ 1,677,908      $ 3,291,744       $        --       $        --
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $ 1,677,908      $ 3,291,744       $        --       $        --
               Total Per Square Foot                   $     34.37      $     21.69       $        --       $        --

Suburban Chicago, Illinois
               Weighted Average Square Footage Owned       484,028 sf       923,873 sf        297,067 sf         43,136 sf
               Capital Expenditures                    $        --      $   (61,733)      $   154,646       $        --
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $        --      $   (61,733)      $   154,646       $        --
               Total Per Square Foot                   $        --      $     (0.07)      $      0.52       $        --

               Total Square Feet Leased                    278,163 sf       149,705 sf         42,826 sf          3,652 sf
               Total Tenant Lease Costs                $ 2,749,257      $   447,825       $   287,758       $     2,859
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $ 2,749,257      $   447,825       $   287,758       $     2,859
               Total Per Square Foot                   $      9.88      $      2.99       $      6.72       $      0.78

Santa Monica/West Los Angeles, California
               Weighted Average Square Footage Owned       420,095 sf       137,348 sf                sf                sf
               Capital Expenditures                    $     3,727      $   293,641       $        --       $        --
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $     3,727      $   293,641       $        --       $        --
               Total Per Square Foot                   $      0.01      $      2.14       $        --       $        --

               Total Square Feet Leased                    111,625 sf        19,106 sf                sf                sf
               Total Tenant Lease Costs                $   730,928      $   111,078       $        --       $        --
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $   730,928      $   111,078       $        --       $        --
               Total Per Square Foot                   $      6.55      $      5.81       $        --       $        --

Orange County, California
               Weighted Average Square Footage Owned       352,139 sf        31,096 sf                sf                sf
               Capital Expenditures                    $    38,475      $       897       $        --       $        --
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $    38,475      $       897       $        --       $        --
               Total Per Square Foot                   $      0.11      $      0.03       $        --       $        --

               Total Square Feet Leased                      9,068 sf         1,149 sf                sf                sf
               Total Tenant Lease Costs                $    39,237      $     9,192       $        --       $        --
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $    39,237      $     9,192       $        --       $        --
               Total Per Square Foot                   $      4.33      $      8.00       $        --       $        --

Region                                                     1995         Total / Average
----------------------------------------------------   --------------------------------
Minneapolis, Minnesota
               Weighted Average Square Footage Owned       870,970 sf        779,153 sf
               Capital Expenditures                    $        --       $     2,195
               Minority Interest Adjustment            $        --       $       439
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $     1,756
               Total Per Square Foot                   $        --       $      0.00

               Total Square Feet Leased                     24,986 sf        401,948 sf
               Total Tenant Lease Costs                $   144,275       $ 1,309,201
               Minority Interest Adjustment            $        --       $    10,405
                                                       --------------------------------
               Total Cornerstone Share                 $   144,275       $ 1,298,796
               Total Per Square Foot                   $      5.77       $      3.23

Washington, D.C. / Alexandria, Virginia
               Weighted Average Square Footage Owned               sf        332,023 sf
               Capital Expenditures                    $        --       $    15,044
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $    15,044
               Total Per Square Foot                   $        --       $      0.05

               Total Square Feet Leased                            sf        200,589 sf
               Total Tenant Lease Costs                $        --       $ 4,969,652
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $ 4,969,652
               Total Per Square Foot                   $        --       $     24.78

Suburban Chicago, Illinois
               Weighted Average Square Footage Owned               sf        349,621 sf
               Capital Expenditures                    $        --       $    18,583
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $    18,583
               Total Per Square Foot                   $        --       $      0.05

               Total Square Feet Leased                            sf        474,346 sf
               Total Tenant Lease Costs                $        --       $ 3,487,699
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $ 3,487,699
               Total Per Square Foot                   $        --       $      7.35

Santa Monica/West Los Angeles, California
               Weighted Average Square Footage Owned               sf        111,489 sf
               Capital Expenditures                    $        --       $    59,474
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $    59,474
               Total Per Square Foot                   $        --       $      0.53

               Total Square Feet Leased                            sf        130,731 sf
               Total Tenant Lease Costs                $        --       $   842,006
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $   842,006
               Total Per Square Foot                   $        --       $      6.44

Orange County, California
               Weighted Average Square Footage Owned               sf         76,647 sf
               Capital Expenditures                    $        --       $     7,874
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $     7,874
               Total Per Square Foot                   $        --       $      0.10

               Total Square Feet Leased                            sf         10,217 sf
               Total Tenant Lease Costs                $        --       $    48,429
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $    48,429
               Total Per Square Foot                   $        --       $      4.74

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           Cornerstone Properties Inc.
                         Non-Revenue Generating Capital
                               (Recurring Capital)

--------------------------------------------------------------------------------

Region                                                    1999 YTD           1998              1997             1996
----------------------------------------------------   -------------------------------------------------------------------
Charlotte, North Carolina
               Weighted Average Square Footage Owned       303,846 sf       612,728 sf        110,795 sf                sf
               Capital Expenditures                    $        --      $     5,086       $    15,039       $        --
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $        --      $     5,086       $    15,039       $        --
               Total Per Square Foot                   $        --      $      0.01       $      0.14       $        --

               Total Square Feet Leased                     28,484 sf        59,318 sf          9,139 sf                sf
               Total Tenant Lease Costs                $   184,233      $   519,787       $   154,044       $        --
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $   184,233      $   519,787       $   154,044       $        --
               Total Per Square Foot                   $      6.47      $      8.76       $     16.86       $        --

Arizona
               Weighted Average Square Footage Owned       290,611 sf        25,608 sf                sf                sf
               Capital Expenditures                    $    63,905      $        --       $        --       $        --
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $    63,905      $        --       $        --       $        --
               Total Per Square Foot                   $        --      $        --       $        --       $        --

               Total Square Feet Leased                     33,721 sf               sf                sf                sf
               Total Tenant Lease Costs                $   219,632      $        --       $        --       $        --
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $   219,632      $        --       $        --       $        --
               Total Per Square Foot                   $      6.51      $        --       $        --       $        --

San Diego, California
               Weighted Average Square Footage Owned       208,563 sf        18,450 sf                sf                sf
               Capital Expenditures                    $    21,046      $    20,145       $        --       $        --
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $    21,046      $    20,145       $        --       $        --
               Total Per Square Foot                   $      0.10      $      1.09       $        --       $        --

               Total Square Feet Leased                     24,204 sf           991 sf                sf                sf
               Total Tenant Lease Costs                $   138,392      $        --       $        --       $        --
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $   138,392      $        --       $        --       $        --
               Total Per Square Foot                   $      5.72      $        --       $        --       $        --

Los Angeles, California
               Weighted Average Square Footage Owned       199,164 sf        17,689 sf                sf                sf
               Capital Expenditures                    $    32,929      $        --       $        --       $        --
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $    32,929      $        --       $        --       $        --
               Total Per Square Foot                   $      0.17      $        --       $        --       $        --

               Total Square Feet Leased                      2,032 sf         2,917 sf                sf                sf
               Total Tenant Lease Costs                $        --      $        --       $        --       $        --
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $        --      $        --       $        --       $        --
               Total Per Square Foot                   $        --      $        --       $        --       $        --

New York City, New York
               Weighted Average Square Footage Owned       187,925 sf       378,965 sf        353,007 sf        112,526 sf
               Capital Expenditures                    $   221,985      $   658,610       $   130,190       $        --
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $   221,985      $   658,610       $   130,190       $        --
               Total Per Square Foot                   $      1.18      $      1.74       $      0.37       $        --
                                                       -------------------------------------------------------------------

               Total Square Feet Leased                     41,190 sf        49,026 sf         95,104 sf         42,203 sf
               Total Tenant Lease Costs                $   512,943      $   390,610       $ 1,470,095       $   339,124
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $   512,943      $   390,610       $ 1,470,095       $   339,124
               Total Per Square Foot                   $     12.45      $      7.97       $     15.46       $      8.04


Region                                                     1995         Total / Average
----------------------------------------------------   --------------------------------
Charlotte, North Carolina
               Weighted Average Square Footage Owned               sf        205,474 sf
               Capital Expenditures                    $        --       $     4,025
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $     4,025
               Total Per Square Foot                   $        --       $      0.02

               Total Square Feet Leased                            sf         96,941 sf
               Total Tenant Lease Costs                $        --       $   858,064
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $   858,064
               Total Per Square Foot                   $        --       $      8.85

Arizona
               Weighted Average Square Footage Owned               sf         63,244 sf
               Capital Expenditures                    $        --       $    12,781
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $    12,781
               Total Per Square Foot                   $        --       $      0.20

               Total Square Feet Leased                            sf         33,721 sf
               Total Tenant Lease Costs                $        --       $   219,632
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $   219,632
               Total Per Square Foot                   $        --       $      6.51

San Diego, California
               Weighted Average Square Footage Owned               sf         45,403 sf
               Capital Expenditures                    $        --       $     8,238
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $     8,238
               Total Per Square Foot                   $        --       $      0.18

               Total Square Feet Leased                            sf         25,195 sf
               Total Tenant Lease Costs                $        --       $   138,392
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $   138,392
               Total Per Square Foot                   $        --       $      5.49

Los Angeles, California
               Weighted Average Square Footage Owned               sf         43,371 sf
               Capital Expenditures                    $        --       $     6,586
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $     6,586
               Total Per Square Foot                   $        --       $      0.15

               Total Square Feet Leased                            sf          4,949 sf
               Total Tenant Lease Costs                $        --       $        --
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $        --
               Total Per Square Foot                   $        --       $        --

New York City, New York
               Weighted Average Square Footage Owned               sf        206,485 sf
               Capital Expenditures                    $        --       $   202,157
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $   202,157
               Total Per Square Foot                   $        --       $      0.98
                                                       --------------------------------

               Total Square Feet Leased                            sf        227,523 sf
               Total Tenant Lease Costs                $        --       $ 2,712,772
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $ 2,712,772
               Total Per Square Foot                   $        --       $     11.92

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           Cornerstone Properties Inc.
                         Non-Revenue Generating Capital
                               (Recurring Capital)

--------------------------------------------------------------------------------

Region                                                    1999 YTD           1998              1997             1996
----------------------------------------------------   -------------------------------------------------------------------
Conejo Valley (Ventura), California
               Weighted Average Square Footage Owned       116,165 sf        10,269 sf                sf                sf
               Capital Expenditures                    $    10,156      $        --       $        --       $        --
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $    10,156      $        --       $        --       $        --
               Total Per Square Foot                   $      0.09      $        --       $        --       $        --

               Total Square Feet Leased                     11,812 sf               sf                sf                sf
               Total Tenant Lease Costs                $    27,730      $        --       $        --       $        --
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $    27,730      $        --       $        --       $        --
               Total Per Square Foot                   $      2.35      $        --       $        --       $        --

Other Regions
               Weighted Average Square Footage Owned       103,928 sf         9,168 sf                sf                sf
               Capital Expenditures                    $    78,463      $        --       $        --       $        --
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $    78,463      $        --       $        --       $        --
               Total Per Square Foot                   $      0.75      $        --       $        --       $        --

               Total Square Feet Leased                      9,245 sf        12,343 sf                sf                sf
               Total Tenant Lease Costs                $        --      $        --       $        --       $        --
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $        --      $        --       $        --       $        --
               Total Per Square Foot                   $        --      $        --       $        --       $        --

Region                                                     1995         Total / Average
----------------------------------------------------   --------------------------------
Conejo Valley (Ventura), California
               Weighted Average Square Footage Owned               sf         25,287 sf
               Capital Expenditures                    $        --       $     2,031
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $     2,031
               Total Per Square Foot                   $        --       $      0.08

               Total Square Feet Leased                            sf         11,812 sf
               Total Tenant Lease Costs                $        --       $    27,730
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $    27,730
               Total Per Square Foot                   $        --       $      2.35

Other Regions
               Weighted Average Square Footage Owned               sf         22,619 sf
               Capital Expenditures                    $        --       $    15,693
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $    15,693
               Total Per Square Foot                   $        --       $      0.69

               Total Square Feet Leased                            sf         21,588 sf
               Total Tenant Lease Costs                $        --       $        --
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $        --
               Total Per Square Foot                   $        --       $        --

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           Cornerstone Properties Inc.
                           Revenue Generating Capital
                             (Non-Recurring Capital)

--------------------------------------------------------------------------------

    Region                                                1999 YTD           1998             1997            1996
    ------------------------------------------------   -----------------------------------------------------------------
(1) Portfolio Total
           (2) Weighted Average Square Footage Owned    10,028,573 sf    11,085,545 sf     5,121,760 sf     3,832,635 sf
               Capital Expenditures                    $ 1,216,598      $ 1,483,545      $   367,262      $    25,500
               Minority Interest Adjustment            $    33,264      $     8,490      $        --      $        --
                                                       -----------------------------------------------------------------
               Total Cornerstone Share                 $ 1,183,334      $ 1,475,055      $   367,262      $    25,500
               Total Per Square Foot                   $      0.12      $      0.13      $      0.07      $      0.01

           (2) Total Square Feet Leased                    368,402 sf       198,025 sf        83,682 sf       188,709 sf
               Total Tenant Lease Costs                $ 7,707,377      $ 4,452,292      $   690,658      $ 1,196,934
               Minority Interest Adjustment            $    76,273      $        --      $        --      $        --
                                                       -----------------------------------------------------------------
               Total Cornerstone Share                 $ 7,631,104      $ 4,452,292      $   690,658      $ 1,196,934
               Total Per Square Foot                   $     20.71      $     22.48      $      8.25      $      6.34

    Region                                                 1995         Total / Average
    ------------------------------------------------   --------------------------------
(1) Portfolio Total
           (2) Weighted Average Square Footage Owned     3,290,776 sf      6,671,858 sf
               Capital Expenditures                    $   135,194       $   645,620
               Minority Interest Adjustment            $        --       $     8,351
                                                       --------------------------------
               Total Cornerstone Share                 $   135,194       $   637,269
               Total Per Square Foot                   $      0.04       $      0.10

           (2) Total Square Feet Leased                          sf          838,818 sf
               Total Tenant Lease Costs                $        --       $14,047,261
               Minority Interest Adjustment            $        --       $    15,255
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $14,032,006
               Total Per Square Foot                   $        --       $     16.73

(1) 1996 and 1997 leasing and capital costs have been restated to reflect the 1998 sale of the Frick Building.

(2) Square Footage Owned and Leased have been adjusted for minority interest partners.

--------------------------------------------------------------------------------

The following table shows Historical Incremental Revenue Generating Leasing Costs, which are the leasing costs (tenant improvements and leasing commissions) required to lease (i) first generation space on development properties and (ii) space which was vacant at the time of the acquisition of a property which will increase the overall return on the property. Additionally, the table shows Historical Incremental Revenue Generating Capital Expenditures, which are Capital Expenditures expended to increase the profitability of the building either through the generation of higher earnings capability, or by improving building system efficiency, thus producing lower operating expenses prospectively.

Boston, Massachusetts
               Weighted Average Square Footage Owned     1,378,083 sf     2,666,317 sf        672,069 sf        463,691 sf
               Capital Expenditures                    $    20,220      $     4,238       $        --       $        --
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $    20,220      $     4,238       $        --       $        --
               Total Per Square Foot                   $      0.01      $      0.00       $        --       $        --

               Total Square Feet Leased                      1,404(9)               sf                sf         33,136 sf
               Total Tenant Lease Costs                $    14,040      $        --       $        --       $   369,727
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $    14,040      $        --       $        --       $   369,727
               Total Per Square Foot                   $     10.00      $        --       $        --       $     11.16

San Mateo County, California
               Weighted Average Square Footage Owned     1,077,971 sf        95,295 sf                sf                sf
               Capital Expenditures                    $   107,103      $     4,053       $        --       $        --
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $   107,103      $     4,053       $        --       $        --
               Total Per Square Foot                   $      0.10      $      0.04       $        --       $        --

               Total Square Feet Leased                    133,140 sf         3,752 sf                sf                sf
               Total Tenant Lease Costs                $ 2,954,635      $    29,116       $        --       $        --
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $ 2,954,635      $    29,116       $        --       $        --
               Total Per Square Foot                   $     22.19      $      7.76       $        --       $        --

East Bay, California
               Weighted Average Square Footage Owned       828,867 sf        73,386 sf                sf                sf
               Capital Expenditures                    $   298,868      $    31,633       $        --       $        --
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $   298,868      $    31,633       $        --       $        --
               Total Per Square Foot                   $      0.36      $      0.43       $        --       $        --

               Total Square Feet Leased                     28,501 sf         1,333 sf                sf                sf
               Total Tenant Lease Costs                $   311,871      $    13,330       $        --       $        --
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $   311,871      $    13,330       $        --       $        --
               Total Per Square Foot                   $     10.94      $     10.00       $        --       $        --

Boston, Massachusetts
               Weighted Average Square Footage Owned        77,494 sf      1,051,531 sf
               Capital Expenditures                    $        --       $     4,892
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $     4,892
               Total Per Square Foot                   $        --       $      0.00

               Total Square Feet Leased                            sf         34,540 sf
               Total Tenant Lease Costs                $        --       $   383,767
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $   383,767
               Total Per Square Foot                   $        --       $     11.11

San Mateo County, California
               Weighted Average Square Footage Owned             sf          234,653 sf
               Capital Expenditures                    $        --       $    22,231
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $    22,231
               Total Per Square Foot                   $        --       $      0.09

               Total Square Feet Leased                            sf        136,892 sf
               Total Tenant Lease Costs                $        --       $ 2,983,751
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $ 2,983,751
               Total Per Square Foot                   $        --       $     21.80

East Bay, California
               Weighted Average Square Footage Owned               sf        180,451 sf
               Capital Expenditures                    $        --       $    66,100
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $    66,100
               Total Per Square Foot                   $        --       $      0.37

               Total Square Feet Leased                            sf         29,834 sf
               Total Tenant Lease Costs                $        --       $   325,201
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $   325,201
               Total Per Square Foot                   $        --       $     10.90

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           Cornerstone Properties Inc.
                           Revenue Generating Capital
                             (Non-Recurring Capital)

--------------------------------------------------------------------------------

Region                                                    1999 YTD           1998             1997            1996
----------------------------------------------------   -------------------------------------------------------------------
Atlanta, Georgia
               Weighted Average Square Footage Owned       817,220 sf     1,647,986 sf        297,992 sf                sf
               Capital Expenditures                    $   206,812      $   586,718       $        --       $        --
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $   206,812      $   586,718       $        --       $        --
               Total Per Square Foot                   $      0.25      $      0.36       $        --       $        --

               Total Square Feet Leased                      1,299 sf        60,834 sf          2,139 sf                sf
               Total Tenant Lease Costs                $    45,220      $ 1,919,820       $    24,132       $        --
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $    45,220      $ 1,919,820       $    24,132       $        --
               Total Per Square Foot                   $     34.81      $     31.56       $     11.28       $        --

Seattle, Washington
               Weighted Average Square Footage Owned       728,863 sf     1,168,321 sf      1,154,560 sf      1,154,560 sf
               Capital Expenditures                    $   107,374      $   212,549       $    88,401       $    25,500
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $   107,374      $   212,549       $    88,401       $    25,500
               Total Per Square Foot                   $      0.15      $      0.18       $      0.08       $      0.02

               Total Square Feet Leased                        638 sf               sf         69,727 sf        146,517 sf
               Total Tenant Lease Costs                $       357      $        --       $   404,988       $   643,235
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $       357      $        --       $   404,988       $   643,235
               Total Per Square Foot                   $      0.56      $        --       $      5.81       $      4.39

Santa Clara County, California
               Weighted Average Square Footage Owned       641,589 sf        56,510 sf                sf                sf
               Capital Expenditures                    $   207,801      $    86,662       $        --       $        --
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $   207,801      $    86,662       $        --       $        --
               Total Per Square Foot                   $      0.32      $      1.53       $        --       $        --

               Total Square Feet Leased                     34,178 sf         6,614 sf                sf                sf
               Total Tenant Lease Costs                $   434,182      $    66,140       $        --       $        --
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $   434,182      $    66,140       $        --       $        --
               Total Per Square Foot                   $     12.70      $     10.00       $        --       $        --

Denver, Colorado
               Weighted Average Square Footage Owned       589,044 sf     1,187,752 sf      1,187,752 sf      1,187,752 sf
               Capital Expenditures                    $        --      $        --       $        --       $        --
               Minority Interest Adjustment            $        --      $        --       $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $        --      $        --       $        --       $        --
               Total Per Square Foot                   $        --      $        --       $        --       $        --

               Total Square Feet Leased                            sf          1,497 sf               sf                sf
               Total Tenant Lease Costs                $        --       $    24,169      $        --       $        --
               Minority Interest Adjustment            $        --       $        --      $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $        --       $    24,169      $        --       $        --
               Total Per Square Foot                   $        --       $     16.14      $        --       $        --

San Francisco, California
               Weighted Average Square Footage Owned       396,022 sf        163,815 sf               sf                sf
               Capital Expenditures                    $   112,816       $    21,786      $        --       $        --
               Minority Interest Adjustment            $    33,264       $     8,490      $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $    79,552       $    13,296      $        --       $        --
               Total Per Square Foot                   $      0.20       $      0.08      $        --       $        --

               Total Square Feet Leased                      9,071 sf         20,678 sf               sf                sf
               Total Tenant Lease Costs                $   228,818       $   501,187      $        --       $        --
               Minority Interest Adjustment            $    76,273       $        --      $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $   152,545       $   501,187      $        --       $        --
               Total Per Square Foot                   $     16.82       $     24.24      $        --       $        --

Region                                                      1995        Total / Average
----------------------------------------------------   --------------------------------
Atlanta, Georgia
               Weighted Average Square Footage Owned               sf        552,640 sf
               Capital Expenditures                    $        --       $   158,706
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $   158,706
               Total Per Square Foot                   $        --       $      0.29

               Total Square Feet Leased                            sf         64,272 sf
               Total Tenant Lease Costs                $        --       $ 1,989,172
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $ 1,989,172
               Total Per Square Foot                   $        --       $     30.95

Seattle, Washington
               Weighted Average Square Footage Owned     1,154,560 sf      1,072,173 sf
               Capital Expenditures                    $   135,194       $   113,804
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $   135,194       $   113,804
               Total Per Square Foot                   $      0.12       $      0.11

               Total Square Feet Leased                            sf        216,882 sf
               Total Tenant Lease Costs                $        --       $ 1,048,580
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $ 1,048,580
               Total Per Square Foot                   $        --       $      4.83

Santa Clara County, California
               Weighted Average Square Footage Owned               sf        139,620 sf
               Capital Expenditures                    $        --       $    58,893
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $    58,893
               Total Per Square Foot                   $        --       $      0.42

               Total Square Feet Leased                            sf         40,792 sf
               Total Tenant Lease Costs                $        --       $   500,322
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $   500,322
               Total Per Square Foot                   $        --       $     12.27

Denver, Colorado
               Weighted Average Square Footage Owned     1,187,752 sf      1,068,010 sf
               Capital Expenditures                    $        --       $        --
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $        --
               Total Per Square Foot                   $        --       $        --

               Total Square Feet Leased                            sf          1,497 sf
               Total Tenant Lease Costs                $        --       $    24,169
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $    24,169
               Total Per Square Foot                   $        --       $     16.14

San Francisco, California
               Weighted Average Square Footage Owned               sf        111,967 sf
               Capital Expenditures                    $        --       $    26,920
               Minority Interest Adjustment            $        --       $     8,351
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $    18,570
               Total Per Square Foot                   $        --       $      0.17

               Total Square Feet Leased                            sf         29,749 sf
               Total Tenant Lease Costs                $        --       $   730,005
               Minority Interest Adjustment            $        --       $    76,273
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $   653,732
               Total Per Square Foot                   $        --       $     21.98

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           Cornerstone Properties Inc.
                           Revenue Generating Capital
                             (Non-Recurring Capital)

--------------------------------------------------------------------------------

Region                                                    1999 YTD           1998             1997            1996
----------------------------------------------------   -------------------------------------------------------------------
Minneapolis, Minnesota
               Weighted Average Square Footage Owned       411,883 sf        870,970 sf       870,970 sf        870,970 sf
               Capital Expenditures                    $        --       $        --      $        --       $        --
               Minority Interest Adjustment            $        --       $        --      $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $        --       $        --      $        --       $        --
               Total Per Square Foot                   $        --       $        --      $        --       $        --

               Total Square Feet Leased                            sf                sf               sf                sf
               Total Tenant Lease Costs                $        --       $        --      $        --       $        --
               Minority Interest Adjustment            $        --       $        --      $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $        --       $        --      $        --       $        --
               Total Per Square Foot                   $        --       $        --      $        --       $        --

Washington, D.C. / Alexandria, Virginia
               Weighted Average Square Footage Owned       492,566 sf        989,999 sf       177,548 sf                sf
               Capital Expenditures                    $    24,619       $   139,501      $   216,984       $        --
               Minority Interest Adjustment            $        --       $        --      $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $    24,619       $   139,501      $   216,984       $        --
               Total Per Square Foot                   $      0.05       $      0.14      $      1.22       $        --

               Total Square Feet Leased                      8,874 sf         32,227 sf               sf                sf
               Total Tenant Lease Costs                $   164,649       $ 1,146,914      $        --       $        --
               Minority Interest Adjustment            $        --       $        --      $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $   164,649       $ 1,146,914      $        --       $        --
               Total Per Square Foot                   $     18.55       $     35.59      $        --       $        --

Suburban Chicago, Illinois
               Weighted Average Square Footage Owned       484,028 sf        923,873 sf       297,067 sf         43,136 sf
               Capital Expenditures                    $    57,050       $        --      $    61,877       $        --
               Minority Interest Adjustment            $        --       $        --      $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $    57,050       $        --      $    61,877       $        --
               Total Per Square Foot                   $      0.12       $        --      $      0.21       $        --

               Total Square Feet Leased                      4,500 sf         34,637 sf        11,816 sf          1,941 sf
               Total Tenant Lease Costs                $   145,159       $   495,310      $   261,538       $     9,706
               Minority Interest Adjustment            $        --       $        --      $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $   145,159       $   495,310      $   261,538       $     9,706
               Total Per Square Foot                   $     32.26       $     14.30      $     22.13       $      5.00

Santa Monica/West Los Angeles, California
               Weighted Average Square Footage Owned       420,095 sf        137,348 sf               sf                sf
               Capital Expenditures                    $    21,474       $    12,980      $        --       $        --
               Minority Interest Adjustment            $        --       $        --      $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $    21,474       $    12,980      $        --       $        --
               Total Per Square Foot                   $      0.05       $      0.09      $        --       $        --

               Total Square Feet Leased                     14,680 sf                sf               sf                sf
               Total Tenant Lease Costs                $   438,330       $        --      $        --       $        --
               Minority Interest Adjustment            $        --       $        --      $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $   438,330       $        --      $        --       $        --
               Total Per Square Foot                   $     29.86       $        --      $        --       $        --

Orange County, California
               Weighted Average Square Footage Owned       352,139 sf         31,096 sf               sf                sf
               Capital Expenditures                    $    13,695       $        --      $        --       $        --
               Minority Interest Adjustment            $        --       $        --      $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $    13,695       $        --      $        --       $        --
               Total Per Square Foot                   $      0.04       $        --      $        --       $        --

               Total Square Feet Leased                     89,858 sf          1,311 sf               sf                sf
               Total Tenant Lease Costs                $ 2,460,199       $     6,555      $        --       $        --
               Minority Interest Adjustment            $        --       $        --      $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $ 2,460,199       $     6,555      $        --       $        --
               Total Per Square Foot                   $     27.38       $      5.00      $        --       $        --

Region                                                      1995        Total / Average
----------------------------------------------------   --------------------------------
Minneapolis, Minnesota
               Weighted Average Square Footage Owned       870,970 sf        779,153 sf
               Capital Expenditures                    $        --       $        --
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $        --
               Total Per Square Foot                   $        --       $        --

               Total Square Feet Leased                            sf              sf
               Total Tenant Lease Costs                $        --       $        --
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $        --
               Total Per Square Foot                   $        --       $        --

Washington, D.C. / Alexandria, Virginia
               Weighted Average Square Footage Owned               sf        332,023 sf
               Capital Expenditures                    $        --       $    76,221
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $    76,221
               Total Per Square Foot                   $        --       $      0.23

               Total Square Feet Leased                            sf         41,101 sf
               Total Tenant Lease Costs                $        --       $ 1,311,563
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $ 1,311,563
               Total Per Square Foot                   $        --       $     31.91

Suburban Chicago, Illinois
               Weighted Average Square Footage Owned               sf        349,621 sf
               Capital Expenditures                    $        --       $    23,785
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $    23,785
               Total Per Square Foot                   $        --       $      0.07

               Total Square Feet Leased                            sf         52,894 sf
               Total Tenant Lease Costs                $        --       $   911,713
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $   911,713
               Total Per Square Foot                   $        --       $     17.24

Santa Monica/West Los Angeles, California
               Weighted Average Square Footage Owned               sf        111,489 sf
               Capital Expenditures                    $        --       $     6,891
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $     6,891
               Total Per Square Foot                   $        --       $      0.06

               Total Square Feet Leased                            sf         14,680 sf
               Total Tenant Lease Costs                $        --       $   438,330
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $   438,330
               Total Per Square Foot                   $        --       $     29.86

Orange County, California
               Weighted Average Square Footage Owned               sf         76,647 sf
               Capital Expenditures                    $        --       $     2,739
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $     2,739
               Total Per Square Foot                   $        --       $      0.04

               Total Square Feet Leased                            sf         91,169 sf
               Total Tenant Lease Costs                $        --       $ 2,466,754
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $ 2,466,754
               Total Per Square Foot                   $        --       $     27.06

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           Cornerstone Properties Inc.
                           Revenue Generating Capital
                             (Non-Recurring Capital)

--------------------------------------------------------------------------------

Region                                                    1999 YTD           1998             1997            1996
----------------------------------------------------   -------------------------------------------------------------------
Charlotte, North Carolina
               Weighted Average Square Footage Owned       303,846 sf        612,728 sf       110,795 sf                sf
               Capital Expenditures                    $    16,363       $   375,043      $        --       $        --
               Minority Interest Adjustment            $        --       $        --      $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $    16,363       $   375,043      $        --       $        --
               Total Per Square Foot                   $      0.05       $      0.61      $        --       $        --

               Total Square Feet Leased                            sf         28,587 sf               sf                sf
               Total Tenant Lease Costs                $        --       $   163,143      $        --       $        --
               Minority Interest Adjustment            $        --       $        --      $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $        --       $   163,143      $        --       $        --
               Total Per Square Foot                   $        --       $      5.71      $        --       $        --

Arizona
               Weighted Average Square Footage Owned       290,611 sf         25,608 sf               sf                sf
               Capital Expenditures                    $     4,374       $        --      $        --       $        --
               Minority Interest Adjustment            $        --       $        --      $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $     4,374       $        --      $        --       $        --
               Total Per Square Foot                   $        --       $        --      $        --       $        --

               Total Square Feet Leased                     18,805 sf          1,124 sf               sf                sf
               Total Tenant Lease Costs                $   242,532       $     1,124      $        --       $        --
               Minority Interest Adjustment            $        --       $        --      $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $   242,532       $     1,124      $        --       $        --
               Total Per Square Foot                   $     12.90       $      1.00      $        --       $        --

San Diego, California
               Weighted Average Square Footage Owned       208,563 sf         18,450 sf               sf                sf
               Capital Expenditures                    $         0       $       422      $        --       $        --
               Minority Interest Adjustment            $        --       $        --      $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $         0       $       422      $        --       $        --
               Total Per Square Foot                   $      0.00       $      0.02      $        --       $        --

               Total Square Feet Leased                        985 sf          5,431 sf               sf                sf
               Total Tenant Lease Costs                $     8,904       $    85,484      $        --       $        --
               Minority Interest Adjustment            $        --       $        --      $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $     8,904       $    85,484      $        --       $        --
               Total Per Square Foot                   $      9.04       $     15.74      $        --       $        --

Los Angeles, California
               Weighted Average Square Footage Owned       199,164 sf         17,689 sf               sf                sf
               Capital Expenditures                    $         0       $     7,960      $        --       $        --
               Minority Interest Adjustment            $        --       $        --      $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $        --       $     7,960      $        --       $        --
               Total Per Square Foot                   $        --       $      0.45      $        --       $        --

               Total Square Feet Leased                      2,440 sf                sf               sf                sf
               Total Tenant Lease Costs                $    20,994       $        --      $        --       $        --
               Minority Interest Adjustment            $        --       $        --      $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $    20,994       $        --      $        --       $        --
               Total Per Square Foot                   $      8.60       $        --      $        --       $        --

New York City, New York
               Weighted Average Square Footage Owned       187,925 sf        378,965 sf       353,007 sf        112,526 sf
               Capital Expenditures                    $        --       $        --      $        --       $        --
               Minority Interest Adjustment            $        --       $        --      $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $        --       $        --      $        --       $        --
               Total Per Square Foot                   $        --       $        --      $        --       $        --

               Total Square Feet Leased                            sf                sf               sf          7,115 sf
               Total Tenant Lease Costs                $        --       $        --      $        --       $   174,266
               Minority Interest Adjustment            $        --       $        --      $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $        --       $        --      $        --       $   174,266
               Total Per Square Foot                   $        --       $        --      $        --       $     24.49


Region                                                      1995        Total / Average
----------------------------------------------------   --------------------------------
Charlotte, North Carolina
               Weighted Average Square Footage Owned               sf        205,474 sf
               Capital Expenditures                    $        --       $    78,281
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $    78,281
               Total Per Square Foot                   $        --       $      0.38

               Total Square Feet Leased                            sf         28,587 sf
               Total Tenant Lease Costs                $        --       $   163,143
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $   163,143
               Total Per Square Foot                   $        --       $      5.71

Arizona
               Weighted Average Square Footage Owned               sf         63,244 sf
               Capital Expenditures                    $        --       $       875
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $       875
               Total Per Square Foot                   $        --       $      0.01

               Total Square Feet Leased                            sf         19,929 sf
               Total Tenant Lease Costs                $        --       $   243,656
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $   243,656
               Total Per Square Foot                   $        --       $     12.23

San Diego, California
               Weighted Average Square Footage Owned               sf         45,403 sf
               Capital Expenditures                    $        --       $        84
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $        84
               Total Per Square Foot                   $        --       $      0.00

               Total Square Feet Leased                            sf          6,416 sf
               Total Tenant Lease Costs                $        --       $    94,388
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $    94,388
               Total Per Square Foot                   $        --       $     14.71

Los Angeles, California
               Weighted Average Square Footage Owned               sf         43,371 sf
               Capital Expenditures                    $        --       $     1,592
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $     1,592
               Total Per Square Foot                   $        --       $      0.04

               Total Square Feet Leased                            sf          2,440 sf
               Total Tenant Lease Costs                $        --       $    20,994
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $    20,994
               Total Per Square Foot                   $        --       $      8.60

New York City, New York
               Weighted Average Square Footage Owned               sf        206,485 sf
               Capital Expenditures                    $        --       $        --
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $        --
               Total Per Square Foot                   $        --       $        --

               Total Square Feet Leased                            sf          7,115 sf
               Total Tenant Lease Costs                $        --       $   174,266
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $   174,266
               Total Per Square Foot                   $        --       $     24.49

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           Cornerstone Properties Inc.
                           Revenue Generating Capital
                             (Non-Recurring Capital)

--------------------------------------------------------------------------------

Region                                                    1999 YTD           1998             1997            1996
----------------------------------------------------   -------------------------------------------------------------------
Conejo Valley (Ventura), California
               Weighted Average Square Footage Owned       116,165 sf         10,269 sf               sf                sf
               Capital Expenditures                    $        --       $        --      $        --       $        --
               Minority Interest Adjustment            $        --       $        --      $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $        --       $        --      $        --       $        --
               Total Per Square Foot                   $        --       $        --      $        --       $        --

               Total Square Feet Leased                      9,111 sf                sf               sf                sf
               Total Tenant Lease Costs                $   109,332       $        --      $        --       $        --
               Minority Interest Adjustment            $        --       $        --      $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $   109,332       $        --      $        --       $        --
               Total Per Square Foot                   $     12.00       $        --      $        --       $        --

Other Regions
               Weighted Average Square Footage Owned       103,928 sf          9,168 sf               sf                sf
               Capital Expenditures                    $    18,029       $        --      $        --       $        --
               Minority Interest Adjustment            $        --       $        --      $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $    18,029       $        --      $        --       $        --
               Total Per Square Foot                   $      0.17       $        --      $        --       $        --

               Total Square Feet Leased                     10,918 sf                sf               sf                sf
               Total Tenant Lease Costs                $   128,155       $        --      $        --       $        --
               Minority Interest Adjustment            $        --       $        --      $        --       $        --
                                                       -------------------------------------------------------------------
               Total Cornerstone Share                 $   128,155       $        --      $        --       $        --
               Total Per Square Foot                   $     11.74       $        --      $        --       $        --

Region                                                      1995        Total / Average
----------------------------------------------------   --------------------------------
Conejo Valley (Ventura), California
               Weighted Average Square Footage Owned               sf         25,287 sf
               Capital Expenditures                    $        --       $        --
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $        --
               Total Per Square Foot                   $        --       $        --

               Total Square Feet Leased                            sf          9,111 sf
               Total Tenant Lease Costs                $        --       $   109,332
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $   109,332
               Total Per Square Foot                   $        --       $     12.00

Other Regions
               Weighted Average Square Footage Owned               sf         22,619 sf
               Capital Expenditures                    $        --       $     3,606
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $     3,606
               Total Per Square Foot                   $        --       $      0.16

               Total Square Feet Leased                            sf         10,918 sf
               Total Tenant Lease Costs                $        --       $   128,155
               Minority Interest Adjustment            $        --       $        --
                                                       --------------------------------
               Total Cornerstone Share                 $        --       $   128,155
               Total Per Square Foot                   $        --       $     11.74

--------------------------------------------------------------------------------

                           Cornerstone Properties Inc.

                           Supplemental Information to

                           Quarterly Earnings Release

                                  Debt Schedule

--------------------------------------------------------------------------------

                           Cornerstone Properties Inc.
                                  Debt Schedule
                                  June 30, 1999

--------------------------------------------------------------------------------

The following table sets forth certain information regarding the consolidated debt obligations of the Company as of June 30, 1999, including mortgage obligations relating to the Properties. All of this debt, with the exception of the Convertible Promissory Note due 2001, is nonrecourse to the Company. However, notwithstanding the nonrecourse indebtedness, the lender may have the right to recover deficiencies from the Company in certain circumstances, including fraud, misappropriation of funds and environmental liabilities.

                                                                                             Maturity
             Property                              Amortization       Interest Rate (A)        Date            6/30/99
---------------------------------------------    ------------------   -----------------      --------     ---------------
One and Two Gateway                              25 year                         6.90%        Dec-99            8,529,000
Seaport Centre                                   Interest only        LIBOR plus 1.50%        Dec-99           58,000,000
The Pruneyard                                    24 year              LIBOR plus 2.00%        Mar-00           58,974,000
Scottsdale Centre                                25 year                         6.90%        Jul-00            7,649,000
TransPotomac Plaza and Charlotte Plaza (B)       Interest only                   7.28%        Oct-00           65,000,000
Convertible Promissory Note due 2001 (C)         Interest only            8.11%max (D)        Jan-01           12,926,000
West Wilshire Office and Medical                 25 year                         6.90%        Jan-02           17,117,000
Searise Office Tower                             25 year                         6.90%        Jan-02           11,737,000
Exposition Centre                                25 year                         6.90%        May-02            5,145,000
Wilshire Palisades                               22 year                         6.70%        Jul-02           29,479,000
120 Montgomery                                   24 year              LIBOR plus 1.40%        Nov-02           47,756,000
1300 South El Camino                             23 year                         6.90%        Dec-02            3,954,000
125 Summer Street                                Interest only (E)               7.20%        Jan-03           50,000,000
Tower 56                                         30 year                         7.67%        May-03           17,463,000
Norris Tech Center                               25 year              LIBOR plus 1.65%        Dec-03           16,239,000
Peninsula Office Park 4                          25 year                         6.90%        Feb-04            5,380,000
Peninsula Office Park 1,3,5,6,8 & 9              25 year                         6.90%        Feb-04           55,616,000
110 Atrium Place                                 30 year                         6.90%        Mar-04           21,689,000
10 Almaden                                       25 year                         6.90%        Apr-04           33,550,000
Embarcadero Place                                20 year                         6.90%        Apr-04           25,680,000
527 Madison Avenue and One Lincoln Centre (B)    Interest only                   7.47%        Oct-04           65,000,000
Sixty State Street                               30 year                         6.84%        Jan-05           86,573,000
201 California Street                            30 year                         6.70%        Mar-05           32,865,000
Island Corporate Center                          30 year                         6.90%        Apr-05           13,239,000
Washington Mutual Tower                          Interest only                   7.53%        Nov-05           79,100,000
Norwest Center                                   Interest only                   8.74%        Dec-05          110,000,000
Agoura Hills                                     25 year                         6.90%        Dec-05           12,168,000
Janss Court                                      30 year                         6.90%        Dec-05           18,543,000
Bayhill 4,5,6 & 7                                25 year                         6.90%        Dec-06           58,429,000
66 Bovet                                         22 year                         6.90%        Apr-07            3,888,000
Market Square (F) and 200 Galleria (B)           Interest only                   7.54%        Oct-07          120,000,000
One Norwest Center                               30 year                         6.90%        Oct-08           97,827,000
Corporate 500 Centre                             25 year                         6.66%        Nov-08           89,166,000
188 Embarcadero (G)                              25 year                         7.26%        Aug-09           15,700,000
Centerside II (G)                                25 year                         7.26%        Aug-09           24,400,000
700 North Brand (G)                              25 year                         7.26%        Aug-09           27,100,000
Golden Bear Center (G)                           25 year                         7.26%        Aug-09           20,600,000
Bixby Ranch (G)                                  25 year                         7.26%        Aug-09           28,700,000
One Memorial (G)                                 25 year                         7.26%        Aug-09           63,500,000
Other loans                                      Various                      Various        Various              412,000
                                                                      ----------------       -------      ---------------

Total Cornerstone Debt before adjustments                                        7.18%(H)       5.93(H)   $ 1,519,093,000

Adjustments:
One Post                                         25 year                         6.90%        Dec-02           17,393,000
120 Montgomery                                   24 year              LIBOR plus 1.40%        Nov-02          (26,340,300)
Norwest Center                                   Interest only                   8.74%        Dec-05          (28,237,000)
                                                                      ----------------       -------      ---------------

Total Cornerstone Share of Debt                                                  7.16%(H)       5.93(H)   $ 1,481,908,700
                                                                      ================       =======      ===============

--------------------------------------------------------------------------------

                           Cornerstone Properties Inc.
                                  Debt Schedule
                                  June 30, 1999

(A) The interest rate is the stated interest rate (for Cornerstone-originated debt) or the mark to market rate at the time of acquisition (for debt assumed as part of a property acquisition).

(B) The three notes arising from the acquisition of several properties from PGGM are cross-collateralized, having the effect of forming a "collateral pool" for the underlying notes.

(C) The lender, Hines, has the right to convert the note into common stock at a conversion price of $14.30 per share. At maturity, the Company is entitled to repay the principal of the note with common stock priced at the lesser of $14.30 per share or the then existing share price.

(D)   Lesser of 30-day LIBOR plus 0.5% or 8.11%.

(E) Interest only payments through January 1, 2001, with a 25-year amortization schedule thereafter.

(F) The collateral for this loan is a pledge of the $181.0 million first mortgage loan on Market Square that the Company purchased from PGGM.

(G) The six notes arising from the restructuring of certain debt with Prudential and Northwestern Mutual Life are cross-collateralized, having the effect of forming a "collateral pool" for the underlying notes.

(H) Weighted-average interest rate and maturity of the Company's long-term debt.

The combined aggregate amount of maturities for all long-term borrowings for 1999 through 2003 are $66,529,000, $131,623,000, $12,926,000, $115,188,000 and
$83,702,000, respectively.

Revolving Credit Facility

The Company has a $550.0 million Revolving Credit Facility with a syndicate of 17 banks led by Bankers Trust Company, The Chase Manhattan Bank and NationsBank for acquisitions and general working capital purposes as well as the issuance of letters of credit (the "Revolving Credit Facility"). The interest rate on the facility depends on the Company's ratio of total debt to asset value (as defined) at the time of borrowing and will be at a spread of 1.10% to 1.80% over the applicable LIBOR or the Prime Rate at the borrower's option. The letters of credit will be priced at the applicable Eurodollar credit spread. The Revolving Credit Facility expires on November 3, 2001. As of June 30, 1999, $467.5 million of the facility was outstanding at a rate of approximately 6.4%. Of this amount, approximately $250.0 million is fixed with interest rate swaps, which effectively fixes the rate at 6.47%. In addition, at June 30, 1999, there were two letters of credit totaling $10.5 million ($5.5 million of which is with Summit Bank) outstanding at a rate of 1.40%. The Revolving Credit Facility contains certain restrictive covenants including: (i) a limitation on the Company's dividend to 90.0% of funds from operations and 110.0% of funds available for distribution, both as defined in the agreement; (ii) the percentage of total liabilities to total property asset value (as defined) cannot exceed 60.0%; (iii) the ratio of adjusted EBITDA to interest expense may not be less than 2.00 to 1.00 through July 1, 1999 and 2.25 to 1.00 thereafter;
(iv) fixed charge coverage may not be less than 1.75 to 1.00; and (v) the ratio of total property asset value (as defined) to secured indebtedness may not be less than 2.22 to 1.00.

                           Cornerstone Properties Inc.

                           Supplemental Information to

                           Quarterly Earnings Release

                                 Equity Schedule

--------------------------------------------------------------------------------

                           Cornerstone Properties Inc.
                            Equity Activity Schedule
                               As of June 30, 1999

--------------------------------------------------------------------------------

The following table shows the equity activity that has occurred since January 1, 1998 and the calculation of diluted Common shares and Units outstanding:

       Item                Date          Description                                                Number of Shares/Units
--------------------------------------------------------------------------------------------------------------------------
Common Stock
                           01/01/98      Beginning balance                                                      83,191,819
                           01/05/98      Tower 56 residual value acquisition                                       307,692
                           02/02/98      Public secondary equity offering                                       14,375,000
                           02/17/98      Management stock grants                                                    12,500
                           02/27/98      Dividend reinvestment                                                     109,007
                           03/02/98      Management stock grants                                                    19,178
                           04/28/98      One Memorial Drive acquisition                                          3,428,571
                           05/29/98      Dividend reinvestment                                                      98,487
                           08/31/98      Dividend reinvestment                                                      94,610
                           11/30/98      Dividend reinvestment                                                      95,300
                           12/16/98      PGGM investment                                                        11,594,203
                           12/16/98      Wilson Acquisition                                                     14,884,417
                           05/12/99      Management option exercise                                                127,000
                           05/28/99      Dividend reinvestment                                                      76,603
                                                                                                              ------------
                                                                                                               128,414,387
                                                                                                              ------------

Outside Upreit Units
                           01/01/98      Beginning balance                                                              --
                           01/29/98      Corporate 500 Centre acquisition                                          822,794
                           04/28/98      One Memorial Drive acquisition                                          1,657,426
                           06/03/98      201 California Street and Wilshire Palisades acquisition                1,665,663
                           12/16/98      Wilson Acquisition                                                     16,187,724
                                                                                                              ------------
                                                                                                                20,333,607
                                                                                                              ------------

Dilutive Issues

                                         Convertible Preferred Stock                                             3,030,303
                                         Convertible Promissory Note                                               903,914
                                         Dilutive effect of "in the money" options                                 132,664
                                                                                                              ------------
                                                                                                                 4,066,881
                                                                                                              ------------

                                                                                                              ------------

                           06/30/99      Total diluted common shares and units outstanding                     152,814,875
                                                                                                              ============


                                         Year to date weighted average diluted common
                                         shares and units outstanding                                          152,660,745
                                                                                                              ============

                                         Quarter to date weighted average diluted common
                                         shares and units outstanding                                          152,698,711
                                                                                                              ============

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

                           Cornerstone Properties Inc.

                           Supplemental Information to

                           Quarterly Earnings Release

                       Minority Sharing in Cash Flows and

                                Residual Proceeds

Minority Sharing in Cash Flows and Residual Proceeds

      Seven of the Company's properties are held in partnerships which allow the Company's partners to participate in the cash flows of their respective properties. The following discussion provides the details of partner's participation in the cash flow of each of the respective properties.

Norwest Center

      Under the partnership agreement, cash flow is used first to pay operating and capital expenditures, then debt service on the mortgage note. The remaining cash flow is paid first to Cornerstone, as a 7% cumulative preference return on its capital base of $92.3 million ($6,461,000), and then any remaining cash flow is split 50% to Cornerstone and 50% to their partner, Sixth & Marquette Limited Partnership ("S&M"). Should cash flow be insufficient to pay the preference return ("Preference Deficit"), it will accumulate and earn interest at 7%. Any Preference Deficit will be paid as the first priority payment after debt service. Cash flow and earnings for the six months of 1999 were split 74.3% to Cornerstone and 25.7% to S&M. Sales proceeds from Norwest Center will be split as follows as of June 30, 1999:

      1)    To Debt              $110.0 million
      2)    To Cornerstone         92.3 million
      3)    To Cornerstone          9.3 million
      4)    To Cornerstone          1.0 million
      5)    To S&M                 23.0 million
      6)    The remaining proceeds will be split 50/50 among the two partners.

Washington Mutual Tower

      Under the partnership agreement, cash flow is used first to pay operating and capital expenditures, then debt service on the mortgage note. The remaining cash flow is paid first to Cornerstone as a 9.53% preference return on its capital base of $47.0 million ($4,479,000); next to pay the Preference Deficit on the second preference return (currently $10.2 million); then to Cornerstone as an 8% second preference return on its capital base of $100.0 million ($8,000,000). Any remaining cash flow is split 50% to Cornerstone and 50% to 1212 Partnership, Cornerstone's partner. The cumulative Preference Deficit earns interest at a rate of 8% until it is repaid. 1212 Partnership does not currently share in the cash flow from Washington Mutual Tower. With regard to the sale of the building, the Company will receive the first $157.2 million of proceeds after repayment of the $79.1 million mortgage ($236.3 million in total proceeds). Any proceeds above this amount will be split 50/50 with Cornerstone's partners.

191 Peachtree Street

      Under the partnership agreement, cash flow is used first to pay operating and capital expenditures, then debt service on the mortgage note. In addition, the partner in the transaction, CH Associates, Ltd., will receive an annual incentive distribution of $250,000 which Cornerstone expects it will receive under the partnership agreement through February 28, 2000. Cornerstone receives the remaining cash flow until such time as its cumulative undistributed preferred return ($161.8 million as of 6/30/99) has been reimbursed. Excess cash flow will be split 80% to Cornerstone and 20% to CH Associates, Ltd. Sales proceeds from 191 Peachtree Street will be split as follows as of June 30, 1999:

            1)    To Debt                                        $  1.8 million
            2)    To Cornerstone (as partial holder
                  of the debt)                                   $157.8 million
            3)    To Cornerstone for its undistributed
                  preferred return                               $ 16.8 million
            4)    To Cornerstone for its priority capital
                  contribution                                   $145.0 million

500 Boylston and 222 Berkeley Street

      Distributions of cash flows and sales proceeds are shared in proportion to Cornerstone's 91.5% partnership interest and Hines' 8.5% partnership interest.

One Post Street, San Francisco

      Distributions of cash flows and sales proceeds are shared in proportion to Cornerstone's 50.0% interest and McKesson Corporation's 50.0% interest. This property is accounted for using the equity method of accounting.

120 Montgomery Street, San Francisco

      Distributions of cash flows and sales proceeds are shared in proportion to Cornerstone's 66.7% partnership interest and Sansome Partners III, L.P.'s 33.3% partnership interest.